UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____)

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Commission File No. 001-33169

WIRELESS RONIN TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345

April 29, 2010

Dear Shareholder:

I am pleased to invite you to attend the annual meeting of shareholders of Wireless Ronin Technologies, Inc., to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 10, 2010, at 3:30 p.m. central time.  Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.  Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important.  Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible.  Voting will ensure your representation at the meeting, if you do not attend in person.  If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

James C. Granger
President, Chief Executive Officer and Director

Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2010
_______________

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Wireless Ronin Technologies, Inc., a Minnesota corporation, will be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 10, 2010, at 3:30 p.m. central time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect seven directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	To consider and vote upon a proposal to amend our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 2,125,000 to 2,400,000;

3.	To consider and vote upon a proposal to amend our 2007 Associate Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 300,000 to 400,000;

4.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

5.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 19, 2010, are entitled to notice of, and to vote at, the meeting.  Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States.  Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Scott N. Ross
Vice President, General Counsel and Secretary

Minnetonka, Minnesota
April 29, 2010

TABLE OF CONTENTS
Page

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	5
Nominees	5
Vote Required	5
Business Experience	5
OUR BOARD OF DIRECTORS AND COMMITTEES	7
Board of Directors	7
Leadership Structure	7
Committee Overview	8
Audit Committee	9
Audit Committee Report	9
Compensation Committee	10
Corporate Governance and Nominating Committee	11
Executive Committee	12
Communications with Board Members	13
Board Member Attendance at Annual Meeting of Shareholders	13
NON-EMPLOYEE DIRECTOR COMPENSATION	13
Standard Compensation Arrangements	13
Director Compensation Table	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
EXECUTIVE COMPENSATION	19
Summary Compensation Table	19
Outstanding Equity Awards at Fiscal Year-End	21
Potential Payments upon Termination or Change in Control	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
Review and Approval of Transactions with Related Persons	25
Employment Agreements	26
PROPOSAL NO. 2 AMENDMENT TO AMENDED AND RESTATED 2006
EQUITY INCENTIVE PLAN	26
Overview	26
Plan Summary	26
Proposed Plan Amendment	31
Certain Federal Income Tax Consequences	31
New Plan Benefits	32
Vote Required	32

  i

TABLE OF CONTENTS
Page

PROPOSAL NO. 3 AMENDMENT TO 2007 ASSOCIATE STOCK PURCHASE PLAN	33
Overview	33
Purchase Plan Summary	33
Proposed Purchase Plan Amendment	35
Certain Federal Income Tax Consequences	35
New Purchase Plan Benefits	36
Vote Required	36
EQUITY COMPENSATION PLAN INFORMATION	37
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	39
Principal Accounting Fees and Services	39
Pre-Approval Policies and Procedures of Audit Committee	39
ANNUAL REPORT ON FORM 10-K	40
SHAREHOLDER PROPOSAL FOR 2011 ANNUAL MEETING	40
OTHER MATTERS	40
APPENDIX A - WIRELESS RONIN TECHNOLOGIES, INC. AMENDED AND RESTATED
2006 EQUITY INCENTIVE PLAN	A-1
APPENDIX B - WIRELESS RONIN TECHNOLOGIES, INC. AMENDED AND RESTATED
2007 ASSOCIATE STOCK PURCHASE PLAN	B-1

ii

Wireless Ronin Technologies, Inc.
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
_______________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2010
_______________

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of Wireless Ronin Technologies, Inc. and contains information relating to the annual meeting of our shareholders to be held on June 10, 2010, beginning at 3:30 p.m. central time, at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota.  This proxy statement and accompanying proxy card are being distributed on or about April 29, 2010.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on June 10, 2010

 In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are now furnishing our proxy materials on the Internet.  “Proxy materials” means this proxy statement, our 2009 Annual Report and any amendments or updates to these documents.  Our proxy materials are available on the Internet to the general public at www.wirelessronin.com/proxy2010.html.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will vote on the following items of business:

1.	The election of seven directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	Approval of an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 2,125,000 to 2,400,000;

3.	Approval of an amendment to our 2007 Associate Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 300,000 to 400,000; and

4.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm (“independent auditors”) for the year ending December 31, 2010.

You will also vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•	FOR election of each of the nominees for director (see Proposal 1);

•	FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 2,125,000 to 2,400,000 (see Proposal 2);

•	FOR the amendment to our 2007 Associate Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 300,000 to 400,000 (see Proposal 3); and

•	FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2010 (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of April 19, 2010, the record date for the meeting, we had 17,700,249 shares of common stock outstanding and approximately 87 shareholders of record.  Each share of our common stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting.  You can vote all the shares that you owned on the record date.  These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.  Shareholders do not have the right to cumulate votes in the election of directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you.  As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holders or to vote in person at the meeting.  We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 19, 2010, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  Registration and seating will begin at 3:15 p.m.  Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our Corporate Secretary and voting in person the shares to which the proxy relates.  Any written notice or later dated proxy should be delivered to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Scott N. Ross, Vice President, General Counsel and Secretary, or hand-delivered to Mr. Ross before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum.  There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting).  If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.  If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors. Assuming the presence of a quorum, the seven persons receiving the highest number of FOR votes will be elected as directors.

Other Items.  For each other item to be considered at the annual meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes) will be required for approval.  Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account.  You should sign and return each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the nominees, or your vote may be WITHHELD with respect to any or all of the nominees.  For each other matter, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card.  If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the nominees for director named in the proxy statement, FOR the amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the total number of shares for which awards may be granted from 2,125,000 to 2,400,000, FOR the amendment to our 2007 Associate Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 300,000 to 400,000, and FOR ratification of the appointment of independent auditors for the year ending December 31, 2010).

Who will count the proxy votes?

Votes will be counted by Scott N. Ross, our Vice President, General Counsel and Secretary, who has been appointed to act as the inspector of election for the annual meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement.  If you grant a proxy, either of the proxy holders, James C. Granger or Darin P. McAreavey, or his nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting.  If a nominee is not available as a candidate for director, the persons named as proxy holders may vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies.  We are soliciting proxies principally by mail.  In addition, our directors, officers and other employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation.  We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Nominees

Seven persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified.  There are no familial relationships between any director or officer.

Vote Required

The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors.  Set forth below is certain information concerning the nominees for the board of directors.  The board of directors recommends that shareholders vote FOR the nominees listed below.

Name	Age	Principal Occupation	Position with Company	Director Since
James C. Granger	63	President, Chief Executive Officer and Director of Wireless Ronin Technologies, Inc.	President, Chief Executive Officer and Director	2008
Gregory T. Barnum	55	Vice President of Finance and Chief Financial Officer of Datalink Corporation	Chairman	2006
Stephen F. Birke	56	President and Chief Executive Officer of Lawrence Merchandising	Director	2008
Thomas J. Moudry	49	Chief Executive Officer and Chief Creative Officer of Martin Williams Advertising, Inc.	Director	2006
William F. Schnell	54	Orthopedic Surgeon	Director	2005
Brett A. Shockley	50	Vice President of Emerging Products and Technology of Avaya Inc.	Director	2006
Geoffrey J. Obeney	52	Vice President of Information Technology for Terra Industries, Inc.	Director	2008

Business Experience

James C. Granger has served as our President, Chief Executive Officer and as one of our directors since December 2008.  On April 21, 2010, upon the recommendation of our compensation committee, we entered into an amended and restated executive employment agreement with Mr. Granger in connection with his plan to resign as our President, effective May 7, 2010.  Mr. Granger will continue to serve as our Chief Executive Officer through December 31, 2010, unless extended by mutual agreement.  Upon termination of employment, Mr. Granger also would be deemed to have resigned from our board of directors.  Prior to joining our company, Mr. Granger served as President of Toptech

Systems, Inc., a provider of software, hardware and data services.  Prior to Toptech, Mr. Granger was President and Chief Executive Officer and a Director of Norstan Inc., a communications solutions and services company, from November 2000 to February 2004.  Mr. Granger served as Chairman, President and Chief Executive Officer of Digital Biometrics, Inc., now part of L-1 Identity Solutions Inc., a provider of identification information systems that employ biometric technology, from January 1997 to November 2000.  He was President of Access Platform Systems Division at ADC Telecommunications, Inc., a provider of broadband communications network infrastructure products and related services, from 1995 to 1997.  Mr. Granger served as Vice President of Consumer Markets Operations, and before that, as Vice President of Marketing, at Sprint/United Telephone from 1989 to 1995.  Mr. Granger brings both management’s perspective and a career of experience working in the technology field to the board.

Gregory T. Barnum joined our board of directors in February 2006, became our Lead Director in December 2007, and became Chairman in September 2008.  Since February 2006, Mr. Barnum has been Vice President of Finance and Chief Financial Officer for Datalink Corporation, which designs, installs and supports data storage systems.  From July 1997 to June 2005, Mr. Barnum was Chief Financial Officer and Secretary of CNT Corporation, an information technology services company.  Prior to employment with CNT Corporation, he served as Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary of Tricord Systems, Inc. and held similar senior financial positions with Cray Computer Corporation and Cray Research, Inc.  Mr. Barnum is a member of the board of directors of Lime Energy Co. and serves as a member of its audit and compensation committees.  Mr. Barnum brings public company chief financial officer experience to our board.

Stephen F. Birke joined our board of directors in July 2008. Mr. Birke was our Interim Chief Executive Officer from September 2008 to December 2008.  Mr. Birke served for 38 years at Target Corporation in various roles, most recently as Vice President and General Merchandise Manager until his retirement from Target in May 2008.  Since October 2009, Mr. Birke has been President and Chief Executive Officer of Lawrence Merchandising, which is a provider of visual merchandising services.  Mr. Birke is also the founder and President of Birch Tree International, LLC, a retail/wholesale consulting company, which was organized in August 2008.  Mr. Birke brings retail experience to our board, which is one of our key vertical market segments.

Thomas J. Moudry joined our board of directors in March 2006.  Since December 2005, Mr. Moudry has been Chief Executive Officer and Chief Creative Officer of Martin Williams Advertising, Inc., a subsidiary of Omnicom Group, Inc., an advertising and marketing company.  Prior to his current position at Martin Williams, Mr. Moudry served as such company’s President and Executive Creative Director from June 2005 to December 2005 and such company’s Executive Vice President and Creative Director from July 2003 to June 2005.  From April 2000 to May 2003, Mr. Moudry was Executive Vice President and Executive Creative Officer of Omnicom Group, Inc.  Mr. Moudry brings advertising industry experience to our board.

William F. Schnell joined our board of directors in July 2005.  Dr. Schnell also serves on the board of directors of National Bank of Commerce and Lakewalk Surgery Center.  Since 1990, Dr. Schnell has been an orthopedic surgeon with Orthopedic Associates of Duluth, and formerly served as its President.  Dr. Schnell, who was one of our company’s early investors, brings managerial experience to our board.

Brett A. Shockley joined our board of directors in March 2006.  Since July 2009, Mr. Shockley has served as Vice President of Emerging Products and Technology of Avaya Inc., a privately held telecommunications company which specializes in enterprise telephone and call center technology.  Mr. Shockley continues to lead Avaya’s global professional services team for Contact Center and Unified Communications, a role he has held since October 2008.  From January 2002 to October 2008, Mr. Shockley was Chairman, Chief Executive Officer and President of Spanlink Communications, Inc., a

provider of unified communications and contact center solutions.  From August 2000 to December 2001, Mr. Shockley was Vice President-General Manager of the Customer Contact Business Unit of Cisco Systems.  Mr. Shockley brings technology and telecommunications experience to our board.

Geoffrey J. Obeney joined our board of directors in March 2008.  Mr. Obeney has served as Vice President of Information Technology for Terra Industries, Inc., a supplier of nitrogen products to agricultural, industrial and environmental industries, since February 2008.  From November 2005 to January 2008, he was the Interim Chief Executive Officer of Spirit Computing, Ltd., a supplier of information technology solutions.  From October 2004 to October 2005, he served as the Chief Information Officer of SEI LLC, a start-up company.  From July 2003 to October 2004, he was Vice President, Technology Infrastructure Services for W.W. Grainger, Inc.  Mr. Obeney held various information technology positions with Gateway, Inc. from 1990 to 2003, including serving as Vice President Technology Infrastructure for Gateway, Inc. from March 1999 to July 2003.  Mr. Obeney brings experience in information technology to our board.

OUR BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

Our board of directors represents the interests of our shareholders as a whole and is responsible for directing the management of our business and affairs, as provided by Minnesota law.  The board of directors held four meetings during the year ended December 31, 2009.  In addition to meetings of the full board, directors also attended committee meetings.  Each director attended at least 75 percent of all of the meetings of the board and of those committees on which he served, except that Mr. Shockley and Dr. Schnell each attended 63 percent of the meetings of the board and of the committees on which each serves.

The board is comprised of a majority of independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market.  In this regard, the board has affirmatively determined that Messrs. Barnum, Birke, Moudry, Shockley and Obeney and Dr. Schnell are independent directors under that rule.  Mr. Granger, our President, Chief Executive Officer and one of our directors, is not an independent director.

The independent members of the board have regularly scheduled meetings at which only independent directors are present, known as executive sessions.

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions) and directors.  Our Code of Business Conduct and Ethics satisfies the requirements of Item 406(b) of Regulation S-K and applicable NASDAQ Marketplace Rules.  Our Code of Business Conduct and Ethics is posted on our Internet website at www.wirelessronin.com and is available, free of charge, upon written request to our Corporate Secretary at Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.  We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at www.wirelessronin.com.

Leadership Structure

Our board of directors has determined that having an independent director serve as Chairman of the Board is in the best interest of shareholders at this time.  We separate the roles of CEO and Chairman of the Board in recognition of the differences between the two roles.  The CEO is responsible for setting the strategic direction for the company and the day to day leadership and performance of the company, while the Chairman provides guidance to the CEO, sets the agenda for board meetings and presides over meetings of the full board.  The structure ensures a greater role for the independent directors in setting agendas and establishing priorities and procedures for the work of the board.

Our board believes that its leadership structure is appropriate for administration of its risk oversight function.  Our board has the primary responsibility for overseeing risk management of our company, and our management provides it with regular reports highlighting risk assessments and recommendations.  Our board delegates its primary responsibility for overseeing risk management within the categories of financial risks, compensation and corporate governance to its key committees.  In particular, our audit committee focuses on oversight of financial risks relating to our company; our compensation committee focuses primarily on risks relating to remuneration of our officers and other employees; and our corporate governance and nominating committee focuses on reputational and corporate governance risks relating to our company.  In addition, the audit committee and the board regularly hold discussions with our officers regarding the risks that may affect our company.

Committee Overview

The board of directors has an audit committee, a compensation committee, a corporate governance and nominating committee and an executive committee.  With the exception of our executive committee, each committee consists solely of members who are independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market.  Further information regarding the independence of our directors for service on our board’s committees appears in the committee discussions below.  The following table shows the current membership of the committees and identifies our independent directors:

Name	Audit	Compensation	Corporate Governance and Nominating	Executive	Independent Directors
James C. Granger				X*
Gregory T. Barnum	X*			X	X
Stephen F. Birke		X*	X	X	X
Thomas J. Moudry		X	X		X
Geoffrey J. Obeney	X	X		X	X
William F. Schnell		X	X		X
Brett A. Shockley	X		X*	X	X
_______________
*  Denotes committee chairperson.

Each of the audit, compensation, and corporate governance and nominating committees has adopted and operates under a written charter.  Each such committee regularly reviews and makes recommendations to the board about changes to its charter.  Current copies of the committee charters may be found on our website at www.wirelessronin.com and are available in print upon written request to our Corporate Secretary at Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

The audit committee meets throughout the year, with regularly scheduled meetings.  Additional meetings, either by phone or in person, are called when deemed necessary or desirable.  The compensation committee, the corporate governance and nominating committee and the executive committee meet as needed.  The chairperson of each committee, with the advice and consultation of management and the committee’s outside advisors, if any, sets the agenda for each meeting.  The committees receive materials related to the topics on the agenda prior to each meeting, and keep minutes of each meeting.

Audit Committee

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Each member of our audit committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and Exchange Act Rule 10A-3.  Further, no member of our audit committee participated in the preparation of the financial statements of our company or any current subsidiary of our company at any time during the past three years.

Pursuant to our listing agreement with the NASDAQ Stock Market, each member of the audit committee is able to read and understand fundamental financial statements, including an issuer’s balance sheet, income statement, and cash flow statement, and at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication.  In addition, our board of directors has determined that Gregory T. Barnum is an audit committee financial expert as such term is defined by Item 407(d)(5) of Regulation S-K.

The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors.  Our audit committee is directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or related work.  The audit committee met four times and took action by written consent once during the year ended December 31, 2009.

Audit Committee Report

Our audit committee has:

•	reviewed and discussed with management the audited financial statements with respect to the fiscal year ended December 31, 2009;

•
discussed with Baker Tilly Virchow Krause, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and discussed with Baker Tilly Virchow Krause, LLP its independence.

Based on the above-referenced review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

/s/ Gregory T. Barnum, Chairman
/s/ Geoffrey J. Obeney
/s/ Brett A. Shockley
The Audit Committee

Compensation Committee

Our compensation committee is responsible for discharging the board’s responsibilities relating to compensation of the company’s executives.  Our compensation committee is also responsible for overseeing and advising the board on the adoption of policies that govern our compensation programs, including stock and benefit plans.  Our compensation committee met four times and took action by written consent four times during the year ended December 31, 2009.

Each member of our compensation committee meets the independence requirements established by our board and applicable laws, regulations and the Marketplace Rules of the NASDAQ Stock Market.  In addition, each member is a non-employee director as defined in Exchange Act Rule 16b-3 and an outside director as defined under Section 162(m) of the Internal Revenue Code (the “Code”).  Our board appoints the members of the compensation committee and its chairperson.  Our board may remove any member from the compensation committee at any time with or without cause.

Our compensation committee has the resources and authority necessary to discharge its duties and responsibilities.  Our compensation committee has sole authority to retain and terminate, and approve fees and other retention terms for, its outside counsel, compensation consultants, and other experts or consultants as it deems appropriate.

Our compensation committee looks to certain executive officers, including named executive officers, for assistance with the design and assessment of our executive compensation program and other personnel issues.  For example, our named executive officers assist in the development of corporate succession plans for our Chief Executive Officer and other senior corporate officers, and provide periodic reports on matters relating to the company’s personnel appointments and practices.  The committee reviews the performance of the Chief Executive Officer, whereas our Chief Executive Officer assists the committee with its annual review of the performance of the other executive officers.  Named executive officers also assist the committee by providing insight on our company’s business goals and results, defining objectives for individual executives, and assessing the effect on our culture and personnel of suggested changes to our compensation programs.  No executive officer is involved in assessing or setting his or her own compensation.

In April 2009, our compensation committee engaged Financial Concepts, Inc. as its outside compensation consultant.  Financial Concepts was selected based on its ability to meet the committee’s needs at the most effective cost. In May 2009, Financial Concepts presented to the committee a compensation analysis along with its recommendations, which included a market review involving base salary, non-equity incentive awards and equity incentive awards for the company’s executives.  The committee gave consideration to the consultant’s analysis and recommendations for establishing the company’s executive compensation program for 2010.  The committee expects to continue to utilize an outside compensation consultant for purposes of evaluating and analyzing the compensation provided to the company’s executives.

Corporate Governance and Nominating Committee

Each member of our corporate governance and nominating committee is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market.

The functions of the corporate governance and nominating committee include identifying individuals qualified to become members of our board, overseeing our corporate governance principles, and completing an annual evaluation of our board.  The corporate governance and nominating committee took action by written consent once during the year ended December 31, 2009.

Corporate Governance and Nominating Committee Procedures

The corporate governance and nominating committee identifies, reviews and evaluates candidates for election as director who meet the standards set forth in our company’s corporate governance guidelines.  The committee does not evaluate proposed nominees differently depending upon who has made the recommendation; however, the committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of our company.

The corporate governance and nominating committee may consider nominees suggested by directors, management and shareholders.  It is the committee’s view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom.  However, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director’s qualifications and performance.  Where there is no qualified and available incumbent, or where there is a vacancy or a desire to increase the size of the board, the committee will identify and evaluate new candidates.  The committee will solicit recommendations for nominees from persons that it believes are likely to be familiar with qualified candidates.  These persons may include members of the board and management.  The committee may also determine to engage a third-party search firm; however, the committee has not to date paid any third party a fee to assist in identifying or evaluating potential nominees to the board.  Based upon all available information, the committee recommends to the board candidates who, in the view of the committee, are most suited for board membership.

In making its selections, the corporate governance and nominating committee will also evaluate candidates proposed by shareholders.  The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board.  The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholder Nomination Procedures

To submit a recommendation of a director candidate to the corporate governance and nominating committee, a shareholder must submit the following information in writing, addressed to the Chairman of the corporate governance and nominating committee, care of the Corporate Secretary, at the principal executive office of Wireless Ronin Technologies, Inc.:

(1)	The name and address of the person recommended as a director candidate;

(2)	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

(3)	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

(4)
As to the shareholder making the recommendation, the name and address, as they appear on the books of Wireless Ronin Technologies, Inc., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock and a representation that the shareholder intends to appear in person or by proxy to make the nomination; and

(5)
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person, and a description of all arrangements and understandings between the shareholder, the person recommended as a director candidate and any other person(s) pursuant to which the recommendation is being made.

In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the corporate governance and nominating committee as provided under “Shareholder Proposals for 2011 Annual Meeting.”

Minimum Qualifications

The corporate governance and nominating committee believes that members of the board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of management, and monitor adherence to principles of sound corporate governance.  It is therefore the policy of the committee that all persons nominated to serve as a director of our company should possess the following minimum qualifications:  personal integrity and ethical character; absence of conflicts of interest; fair and equal representation of our company’s constituencies; demonstrated achievement in one or more fields; ability to function effectively in an oversight role; business understanding; and availability.

In approving candidates, the corporate governance and nominating committee will also assure that: at least a majority of the directors are independent; as many as possible of the directors satisfy the financial literacy requirements for service on the audit committee; at least one of the directors qualifies as an audit committee financial expert; at least some of the independent directors have experience as senior executives of a public or substantial private company; and at least some of the independent directors have general familiarity with our company’s industry.

Although we have no specific policy regarding diversity, the corporate governance and nominating committee will seek to promote through the nomination process an appropriate diversity on the board of professional background, experience, expertise, perspective, gender, ethnicity and country of citizenship.

Executive Committee

Our executive committee consists of four independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market and our President and Chief Executive Officer.  Pursuant to our Bylaws, the executive committee may exercise all of the powers of the board of directors in the management of our business and affairs when the board is not in session.  The executive committee did not meet or take action by written consent during the year ended December 31, 2009.

Communications with Board Members

Our board of directors has provided the following process for shareholders and interested parties to send communications to our board and/or individual directors.  All communications should be addressed to Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention: Corporate Secretary.  Communications to individual directors may also be made to such director at our company’s address.  All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel.  Any communications sent to the board in the care of the Corporate Secretary will be reviewed by the Corporate Secretary to ensure that such communications relate to the business of the company before being reviewed by the board.

Board Member Attendance at Annual Meeting of Shareholders

We encourage all of our directors to attend the annual meeting of shareholders.  We generally hold a board meeting earlier in the afternoon preceding the annual shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting.  All of our directors except Mr. Shockley attended the 2009 annual meeting of shareholders.

NON-EMPLOYEE DIRECTOR COMPENSATION

Standard Compensation Arrangements

Our compensation committee periodically reviews and makes recommendations to our board regarding the components and amount of non-employee director compensation.  Directors who are employees of our company receive no fees for their services as director.

In May 2009, the board lifted the suspension of cash compensation for non-employee directors,  which had been in effect since November 2008.  The board decided to lift the suspension to incentivize non-employee directors to attend all board and committee meetings during the year.

Non-employee members of our board of directors receive the following cash compensation:

•	$5,000 in annual compensation for the Chairman or, if the Chairman is not a non-employee member of the board, our Lead Director; and

•
Board and committee meeting fees as follows:  full board meetings ($1,000) and committee meetings ($750).  Attendance at meetings on a telephonic basis and not in person with other members of the board or committee results in one-half the stated rate of compensation.  For the purposes of earning cash compensation for meeting attendance, “attendance” does not include attending a meeting that lasts for 15 minutes or less.

Non-employee members of our board also receive equity-based compensation.  Upon election to the board, non-employee directors automatically receive a five-year option for the purchase of 40,000 shares of common stock under our 2006 Non-Employee Director Stock Option Plan.  Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable upon such director’s annual reelection to the board thereafter.  In addition, in February 2009, our board of directors awarded Stephen F. Birke a ten-year option for the purchase of 40,000 shares of common stock under our Amended and Restated 2006 Equity Incentive Plan.  Such options become exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable annually thereafter.  In accordance with the terms of the Amended and Restated 2006 Equity

Incentive Plan, the exercise price of each option is $1.19 per share, representing the closing price of our common stock on the NASDAQ Global Market on February 2, 2009.

Director Compensation Table

Compensation of our directors during 2009 appears in the following table.  Because Mr. Granger served as Chief Executive Officer in 2009, his compensation is instead presented in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(b)	Total ($)
Gregory T. Barnum	8,250	0	8,250
Stephen F. Birke	45,058(a)	30,019	75,077
Thomas J. Moudry	5,250	0	5,250
Geoffrey J. Obeney	5,125	0	5,125
William F. Schnell	3,500	0	3,500
Brett A. Shockley	1,750	0	1,750
_______________

(a)	Includes $39,808 in cash compensation paid to Mr. Birke as he transitioned out of the role of Interim Chief Executive Officer and Mr. Granger assumed the role of Chief Executive Officer.
(b)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  The assumptions made in the valuation are those set forth in Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009.  The company used a zero percent forfeiture rate assumption in years 2009 and 2008.

Our non-employee directors held the following unexercised stock options at December 31, 2009:

Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised Options	Underlying Unexercised Options	Option	Option
Name	(#) Exercisable	(#) Unexercisable	Exercise Price ($)	Expiration Date
Gregory T. Barnum	40,000(a) 2,500(b) 10,000(c)	0(a) 7,500(b) 10,000(c)	4.00 2.82 1.61	02/27/2011 12/28/2012 10/17/2013
Stephen F. Birke	10,000(d) 35,000(c) 10,000(e)	0(d) 35,000(c) 30,000(e)	4.89 1.61 1.19	07/30/2013 10/17/2013 02/02/2019
Thomas J. Moudry	40,000(a) 2,500(b) 10,000(c)	0(a) 7,500(b) 10,000(c)	4.00 2.82 1.61	02/27/2011 12/28/2012 10/17/2013
Geoffrey J. Obeney	30,000(a) 10,000(c)	10,000(a) 10,000(c)	4.00 1.61	03/31/2013 10/17/2013
William F. Schnell	40,000(a) 2,500(b) 10,000(c)	0(a) 7,500(b) 10,000(c)	4.00 2.82 1.61	02/27/2011 12/28/2012 10/17/2013
Brett A. Shockley	40,000(a) 2,500(b) 10,000(c)	0(a) 7,500(b) 10,000(c)	4.00 2.82 1.61	02/27/2011 12/28/2012 10/17/2013

_______________

(a)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on the date of grant with additional increments of 25 percent becoming exercisable upon the director’s annual reelection to the board.
(b)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on January 1, 2009, with additional increments of 25 percent becoming exercisable annually thereafter.
(c)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on October 17, 2008, with additional increments of 25 percent becoming exercisable annually thereafter.
(d)	This stock option vested to the extent of 10,000 shares on July 30, 2008.
(e)	This stock option became exercisable to the extent of 25 percent of the shares purchasable thereunder on February 2, 2009, with additional increments of 25 percent becoming exercisable annually thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of April 19, 2010, by (1) each person who is known to us to own beneficially more than five percent of our common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table below, and (4) all current executive officers and directors as a group.  The percentage of beneficial ownership is based on 17,700,249 shares outstanding as of April 19, 2010.  As indicated in the footnotes, shares issuable pursuant to warrants and options are deemed outstanding for computing the percentage of the person holding such warrants or options but are not deemed outstanding for computing the percentage of any other person.  Except as otherwise noted below or pursuant to applicable community property laws, each person identified below has sole voting and investment power with respect to the listed shares and none of the listed shares has been pledged as security.  Except as otherwise noted below, we know of no agreements among our shareholders that relate to voting or investment power with respect to our common stock.  Unless otherwise indicated, the address for each listed shareholder is c/o Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345.

Name and Address of Beneficial Owner(a)	Amount and Nature of Beneficial Ownership(a)		Percent of Class(a)
Perkins Capital Management, Inc.	2,319,756	(b)	12.9%
Heartland Advisors, Inc.	1,380,000	(c)	7.8%
William J. Nasgovitz	1,380,000	(c)	7.8%
Heartland Value Fund	1,380,000	(c)	7.8%
Kopp Investment Advisors, LLC	1,177,335	(d)	6.7%
Kopp Holding Company, LLC	1,177,335	(d)	6.7%
LeRoy C. Kopp	1,177,335	(d)	6.7%
Ashford Capital Management, Inc.	1,155,678	(e)	6.5%
Donald W. Hodges	1,111,700	(f)	6.3%
First Dallas Holdings, Inc.	1,111,700	(f)	6.3%
Hodges Capital Management, Inc.	1,092,950	(f)	6.2%
Hodges Fund	974,200	(f)	5.5%
Scott W. Koller	277,404	(g)	1.5%
James C. Granger	210,000	(h)	1.2%
William F. Schnell	156,147	(i)	*
Thomas J. Moudry	75,000	(j)	*
Stephen F. Birke	71,490	(k)	*
Gregory T. Barnum	65,000	(j)	*
Darin P. McAreavey	60,000	(l)	*
Brett A. Shockley	55,000	(m)	*
Geoffrey J. Obeney	40,000	(m)	*
Robert W. Whent (n)	0		0%
Brian S. Anderson (o)	0		0%
All current executive officers and directors as a group (9 persons)	1,010,041	(p)	5.5%

* Represents less than one percent.

(a)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities.  Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children, or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of April 19, 2010.

(b)
As set forth in the Schedule 13G filed on February 1, 2010, by Perkins Capital Management, Inc. (“PCM”).  The Schedule 13G reports that PCM is an investment adviser.  The Schedule 13G reports that these shares represent 797,331 shares over which PCM has sole voting power and 2,319,756 shares over which PCM has sole dispositive power (including warrants to purchase 295,000 shares of common stock).  The address of this shareholder is 730 East Lake Street, Wayzata, MN 55391.

(c)
As set forth in the Schedule 13G filed on February 10, 2010, by Heartland Advisors, Inc. and William J. Nasgovitz.  The Schedule 13G reports that Heartland Advisors, Inc. (“HA”) is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of these shares.  Mr. Nasgovitz is president and a control person of HA.  The Schedule 13G reports that these shares may be deemed beneficially owned by HA by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time, and by Mr. Nasgovitz by virtue of his control of HA.  Mr. Nasgovitz disclaims beneficial ownership of the reported shares.  The Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 1,380,000 of the shares reported on the Schedule 13G.  The address of these shareholders is 789 North Water Street, Milwaukee, WI 53202.

(d)
As set forth in the Schedule 13G  filed on January 19, 2010, by Kopp Investment Advisors, LLC (“KIA”), Kopp Holding Company, LLC and LeRoy C. Kopp.  The Schedule 13G reports that KIA is an investment adviser that is wholly-owned by Kopp Holding Company, LLC, which is controlled by Mr. Kopp.  The Schedule 13G reports that KIA has the sole power to vote or to direct the vote of 1,051,365 shares and shared power to dispose or to direct the disposition of 1,177,335 shares.  Kopp Holding Company, LLC and Mr. Kopp each report beneficial ownership of 1,177,335 shares, but no voting or dispositive power as to any of such shares.  The Schedule 13G also reports that, with respect to shares held in a fiduciary or representative capacity, persons other than the reporting persons have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares.  The address of these shareholders is 7701 France Avenue South, Suite 500, Edina, MN 55435

(e)
As set forth in the Schedule 13G filed on February 12, 2010, by Ashford Capital Management, Inc. (“ACM”).  The Schedule 13G reports that ACM is an investment adviser.  The Schedule 13G reports that ACM has the sole power to vote or to direct the vote of 1,155,678 shares and the sole power to dispose or to direct the disposition of 1,155,678 shares.  The address of this shareholder is P.O. Box 4172, Wilmington, Delaware 19807.

(f)
As set forth in the Schedule 13G filed on February 13, 2009, by Donald W. Hodges, First Dallas Holdings, Inc. ("FDH"), First Dallas Securities, Inc. ("FDS"), a broker-dealer and an investment adviser, Hodges Capital Management, Inc. ("HCM"), an investment adviser, Hodges Fund ("HF"), an investment company, and Hodges Small Cap Fund ("HSCF"), an investment company.  The Schedule 13G reports that Mr. Hodges is the sole owner of FDH, the parent holding company for FDS, HCM, HF and HSCF.  The Schedule 13G reports that Mr. Hodges, FDH and HCM each has shared voting power over 1,069,200 shares, and that HF has shared voting power over 974,200 shares.  The Schedule 13G also reports that Mr. Hodges, FDH, HCM and HF each possess shared power to direct the disposition of the shares reported as beneficially owned by such persons.  The Schedule 13G states that other individuals have the right to receive the dividends from, and the proceeds from the sale of, the reported securities.  The address of this shareholder is 2905 Maple Avenue, Dallas, Texas 75201.

(g)
Includes 10,000 shares under a restricted stock award which vests in three equal annual installments commencing on March 17, 2013, 25,000 shares under a restricted stock award which vests on April 27, 2010, assuming continued employment through such date, 21,294 shares purchasable upon the exercise of warrants, and 193,750 shares purchasable upon the exercise of options.

(h)	Includes 200,000 shares purchasable upon the exercise of options.
(i)
Includes 2,083 shares purchasable upon the exercise of warrants, 55,000 shares purchasable upon the exercise of options, and 80,731 shares beneficially owned by SHAG LLC (“SHAG”) (of which 11,109 shares are purchasable upon exercise of warrants).  Dr. Schnell is an owner of SHAG and may be deemed to beneficially own the shares held by SHAG.  Dr. Schnell disclaims beneficial ownership of the shares held by SHAG except to the extent of his pecuniary interest in such shares.

(j)	Includes 55,000 shares purchasable upon the exercise of options.

(k)	Includes 65,000 shares purchasable upon the exercise of options.
(l)	Represents 10,000 shares under a restricted stock award which vests in three equal annual installments commencing on March 17, 2013, and 50,000 shares purchasable upon the exercise of options.
(m)	Represents shares purchasable upon the exercise of options.
(n) (o)	Mr. Whent resigned from his positions with our company in March 2009. Mr. Anderson resigned from his positions with our company in April 2009.
(p)
Includes 23,377 shares purchasable upon the exercise of warrants, 768,750 shares purchasable upon the exercise of options, 80,731 shares beneficially owned by an entity related to one of our directors (of which 11,109 shares are purchasable upon exercise of warrants), and 45,000 shares over which there is sole voting power but no investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Such officers, directors and shareholders are required by the SEC to furnish us with copies of all such reports.  To our knowledge, based solely on a review of copies of reports filed with the SEC during 2009, all applicable Section 16(a) filing requirements were met.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for 2008 and 2009.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)	Stock Awards ($) (b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)(c)	All Other Compensation ($)	Total ($)
James C. Granger………… President, Chief Executive Officer and Director(d)	2009 2008	250,000 2,885	0 0	0 0	0 169,236	0 0	689(e) 0	250,689 172,121
Scott W. Koller…………… Executive Vice President and Chief Operating Officer(f)	2009 2008	245,866 219,030	0 0	66,000(g) 0	240,212(h) 51,505	0 0	762(e) 322	552,840 270,857
Darin P. McAreavey…………... Vice President and Chief Financial Officer(i)	2009 2008	150,914 0	0 0	0 0	70,715(j) 0	0 0	471(e) 0	222,100 0
Brian S. Anderson………... Vice President, Controller and Former Interim Chief Financial Officer(k)	2009 2008	47,850 143,000	5,000 17,500	0 33,900	0 15,452	0 0	136,619(l) 412	189,469 210,264
Robert W. Whent………… Former Executive Vice President, Content Engineering and President, Wireless Ronin Technologies (Canada), Inc.(m)	2009 2008	47,596 212,423	0 0	0 0	0 0	0 0	225,000(n) 0	272,596 212,423
________________

(a)	Effective April 1, 2010, the annual base salaries of our current executive officers were as follows: Mr. Granger - $250,000; Mr. Koller - $250,000; and Mr. McAreavey - $192,500.

(b)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  The assumptions made in the valuation are those set forth in Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009.

(c)	Based on the company’s performance in 2009, no non-equity incentive awards were paid to our named executive officers under our 2009 Senior Management Bonus Plan.

(d)
Mr. Granger joined our company in December 2008.  On April 21, 2010, upon the recommendation of our compensation committee, we entered into an amended and restated executive employment agreement with Mr. Granger in connection with his plan to resign as our President, effective May 7, 2010.  Mr. Granger will continue to serve as our Chief Executive Officer through December 31, 2010, unless extended by mutual agreement.  Upon termination of employment, Mr. Granger also would be deemed to have resigned from our board of directors.

(e)	Represents premiums we paid for long-term disability insurance.

(f)
On April 20, 2010, our board of directors determined to promote Mr. Koller, who was then serving as our Executive Vice President and Chief Operating Officer, to the positions of President and Chief Operating Officer, effective May 7, 2010.  Mr. Koller will continue to be employed at his current annual base salary and his current target bonus eligibility under our 2010 Senior Management Bonus Plan, pursuant to the terms and conditions of his executive employment agreement, dated April 1, 2006.

(g)
Represents the $11,000 grant date fair value of a 5,000 share stock award and the $55,000 grant date fair value of a 25,000 share restricted stock award (“RSA”), both granted in February 2009.  The RSA vests on April 27, 2010, assuming continued employment through such date and subject to achievement of a gross revenue target for 2009, which was achieved.

(h)
This ten-year option for the purchase of 170,000 shares at $2.20 per share vested to the extent of 25 percent of the shares purchasable thereunder on February 27, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of February 27, 2010, February 27, 2011 and February 27, 2012.

(i)	Mr. McAreavey joined our company in March 2009.

(j)
This ten-year option for the purchase of 100,000 shares at $1.1201 per share vested to the extent of 25 percent of the shares purchasable thereunder on March 9, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of March 9, 2010, March 9, 2011 and March 9, 2012.

(k)	Mr. Anderson resigned from his positions with our company in April 2009.

(l)
Represents (1) $126,900 in severance paid in 2009, (2) $9,534 in accrued vacation paid in 2009, and (3) $185 in premiums we paid for enhanced long-term disability insurance.  Under the separation agreement with Mr. Anderson, $143,000 of the severance payments are paid in equal installments over the one-year non-competition period specified in his former employment agreement.  Because such payments are conditioned upon Mr. Anderson’s compliance with his continuing obligations thereunder, the severance amount included in this entry reflects only the amount earned during 2009.

(m)
Mr. Whent resigned from his positions with our company in March 2009.  The amounts shown for Mr. Whent are translated into U.S. dollars using the average Canadian foreign exchange rate in effect for the applicable year.

(n)	Represents severance paid in March 2009 under the terms of Mr. Whent’s former employment agreement.

The material terms of employment agreements and payments to be made upon a change in control are discussed in the narrative following “Potential Payments upon Termination or Change in Control.”

Our named executive officers are eligible for retirement benefits on the same terms as non-executives under the company’s defined contribution 401(k) retirement plan. Associates may contribute up to 15% of their pretax compensation to the plan. There is currently no plan for an employer contribution match.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and RSAs held by our named executive officers as of December 31, 2009:

	Option Awards (a)				Stock Awards (b)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
James C. Granger	200,000(c)	200,000(c)	0.67	12/17/2018	0	0
Scott W. Koller	5,555(d) 2,777(d) 1,851(d) 11,111(d) 47,500(e) 6,250(f) 25,000(g) 42,500(h)	0 0 0 0 47,500(e) 18,750(f) 25,000(g) 127,500(h)	6.75 11.25 9.00 9.00 5.65 2.80 1.61 2.20	8/4/2010 10/10/2010 2/6/2011 3/24/2011 12/27/2011 12/27/2012 10/17/2013 4/27/2019	25,000(i)	92,250(j)
Darin P. McAreavey	25,000(k)	75,000(k)	1.1201	3/9/2019	0	0
Brian S. Anderson	0	0	N/A	N/A	0	0
Robert W. Whent	0	0	N/A	N/A	0	0
___________________

(a)	Unless otherwise indicated, represents shares issuable upon the exercise of stock options granted under our Amended and Restated 2006 Equity Incentive Plan.

(b)	Represents RSAs granted under our Amended and Restated 2006 Equity Incentive Plan.

(c)
This option vested to the extent of 25 percent of the shares purchasable thereunder on each of December 17, 2008 and December 17, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of December 17, 2010 and December 17, 2011.

(d)	Represents shares purchasable upon the exercise of warrants.

(e)
This option vested to the extent of 25 percent of the shares purchasable thereunder on each of January 1, 2008 and January 1, 2009, and vests to the extent 25 percent of the shares purchasable thereunder on each of January 1, 2010 and January 1, 2011.

(f)
This option vested to the extent of 25 percent of the shares purchasable thereunder on January 1, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of January 1, 2010, January 1, 2011, and January 1, 2012.

(g)
This option vested to the extent of 25 percent of the shares purchasable thereunder on each of October 17, 2008 and October 17, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of October 17, 2010 and October 17, 2011.

(h)
This option vested to the extent of 25 percent of the shares purchasable thereunder on April 27, 2009, and vests to the extent of 25 percent of the shares purchasable hereunder on each of April 27, 2010, April 27, 2011, and April 27, 2012.

(i)	This RSA vests on April 27, 2010, assuming continued employment through such date and subject to achievement of a gross revenue target for 2009, which was achieved.

(j)	Determined by multiplying the number of shares subject to the RSA by the closing price of our common stock on December 31, 2009.

(k)
This option vested to the extent of 25 percent of the shares purchasable thereunder on March 9, 2009, and vests to the extent of 25 percent of the shares purchasable thereunder on each of March 9, 2010, March 9, 2011 and March 9, 2012.

Potential Payments upon Termination or Change in Control

Upon the termination of a named executive officer or change in control of the company, a named executive officer may be entitled to payments or the provision of other benefits, depending on the triggering event.

Named Executive Officers Currently Employed by Our Company

The potential payments for each named executive officer who is currently employed with our company were determined as part of the negotiation of each of their employment agreements, and the compensation committee believes that the potential payments for the triggering events are in line with current compensation trends.  The events that would trigger a current named executive officer’s entitlement to payments or other benefits upon termination or a change in control, and the value of the estimated payments and benefits, based on annual base salaries in effect as of April 1, 2010, are described in the following table, assuming a termination date and, where applicable, a change in control date of December 31, 2009, and a stock price of $3.69 per share, which was the closing price of one share of our common stock on December 31, 2009.  The potential payments upon termination or change in control to Mr. Granger were substantially revised in connection with our entry into the amended and restated executive employment agreement with Mr. Granger, dated April 21, 2010.  Details regarding such agreement are set forth below under “– Employment Agreements.”

	Benefits	James C. Granger	Scott W. Koller	Darin P. McAreavey
Involuntary Termination without Cause, or Voluntary Resignation for Good Reason, not upon a Change in Control	Severance	$250,000	$250,000	$96,250
	Acceleration of equity awards	$0	$0	$0
	COBRA continuation payments	$8,801	$8,801	$4,401
	Total:	$258,801	$258,801	$100,651

Involuntary Termination without Cause or Voluntary Resignation for Good Reason, within 12 months of Change in Control (a)	Severance	$250,000	$250,000	$96,250
	Acceleration of equity awards	$604,000	$367,686	$192,750
	COBRA continuation payments	$8,801	$8,801	$4,401
	Total:	$862,801	$626,487	$293,401

Voluntary Resignation following Change in Control (a)	Severance	$0	$0	$0
	Acceleration of equity awards	$604,000	$367,686	$192,750
	COBRA continuation payments	$0	$0	$0
	Total:	$604,000	$367,686	$192,750

_______________

(a)
Our Amended and Restated 2006 Equity Incentive Plan provides that, unless otherwise provided by our compensation committee in an award agreement, any options outstanding as of the date of a change in control which are not then exercisable and vested shall become fully exercisable and vested, and the restrictions and deferral limitations applicable to any restricted stock or restricted stock units shall lapse and the restricted stock or restricted stock units shall become free of all restrictions and become fully vested.

Named Executive Officers Formerly Employed by Our Company

The amounts actually paid or payable to each named executive officer who resigned from their positions with our company are set forth in the following table and the portion of such amounts earned during 2009 is included in the “All Other Compensation” column of the Summary Compensation Table.

	Benefits	Brian S. Anderson(a)	Robert W. Whent (b)
Voluntary Resignation (c)	Severance	$169,250	$225,000
	Acceleration of options	$0	$0
	COBRA continuation payments	$8,801	$1,440
	Total:	$178,051	$226,440
_______________

(a)	Mr. Anderson resigned from his position with our company in April 2009.

(b)
Mr. Whent resigned from his positions with our company in March 2009.  The amounts shown for Mr. Whent are translated into U.S. dollars using the average Canadian foreign exchange rate in effect for 2009.

(c)
Upon the resignations of Messrs. Anderson and Whent, each entered into a separation agreement with our company providing for certain payments and the provision of other benefits.  Such benefits are described in detail below under the caption “Separation Agreements.”

Employment Agreements

We have employment agreements with Messrs. Granger, Koller and McAreavey.  On April 21, 2010, we entered into an amended and restated employment agreement with Mr. Granger in connection with his plan to resign as our President, effective May 7, 2010.  Mr. Granger will continue to serve as our Chief Executive Officer through December 31, 2010, unless extended by mutual agreement.  Upon termination of employment, Mr. Granger also would be deemed to have resigned from our board of directors.  Effective May 7, 2010, Mr. Koller, who currently serves as our Executive Vice President and Chief Operating Officer, will become our President and Chief Operating Officer.  Mr. McAreavey serves as our Vice President and Chief Financial Officer.  Each of our current employment agreements is described in further detail below.

Pursuant to his amended and restated executive employment agreement, Mr. Granger will continue to devote substantially all of his business time and attention to the business of our company, will be physically present in our executive offices on average at least one business day per week (four to five business days per month) and will otherwise be available for company business during normal working hours.  Under the agreement, Mr. Granger will receive an annual base salary of $60,000 and be eligible to participate in any performance-based cash bonus or equity award plan for our senior executives.  Pursuant to the agreement, Mr. Granger will be eligible to receive a revised target bonus of $60,000, subject to pro-ration if applicable, if certain performance targets set by our compensation committee are achieved under our 2010 Senior Management Bonus Plan for 2010.  Mr. Granger will continue to participate in our employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets eligibility and other requirements.  For periods after Mr. Granger sells his Minnesota residence, we will reimburse Mr. Granger for 50% of the cost of no more than two coach-class round-trip tickets between Minnesota and Texas per month.  Mr. Granger will be entitled to six business days of vacation per year and has agreed that any accrued but unused personal time off from service prior to May 7, 2010 will not be used, except in the case of sickness or disability.  Upon any termination of employment, Mr. Granger will receive base salary for services performed, accrued and unpaid vacation, and any interest he may have as a terminated employee in our 401(k) plan or other plans in which he participated.  Upon a termination as of December 31, 2010, or if we terminate Mr. Granger’s employment before December 31, 2010 and such termination is either without cause (as defined) or after a change in control (as defined), then, in addition to the foregoing amounts, Mr. Granger will be paid his base salary from the date of termination through December 31, 2010, and any bonus that would otherwise have been due Mr. Granger under the agreement had he worked through December 31, 2010.  In addition, if Mr. Granger is eligible to and elects to continue medical coverage from our company as provided by law (COBRA), and continues to pay his portion of the monthly medical insurance premiums, we will continue to pay our company’s portion of the monthly medical insurance premiums for COBRA coverage for Mr. Granger and his eligible dependents for a period ending on the earlier of December 31, 2010 or until Mr. Granger is eligible to be covered by another plan providing medical benefits.  All such pay and benefits will be conditioned on Mr. Granger signing a release of claims.  Mr. Granger has agreed to certain nondisparagement provisions during the term of his employment and for two years thereafter, certain nondisclosure and inventions provisions during the term of his employment and thereafter, certain noncompetition provisions during the term of his employment and for two years thereafter, and certain noninterference and nonrecruitment provisions during the term of his employment and for one year thereafter.  Pursuant to the agreement, Mr. Granger released, waived and gave up any claims against our company and related persons, including, without limitation, any rights to severance or other payments pursuant to Mr. Granger’s executive employment agreement, dated December 17, 2008, which was amended and restated in its entirety by the amended and restated executive employment agreement, dated April 21, 2010.

Our employment agreements with Messrs. Koller and McAreavey have terms ending April 1, 2011 and December 31, 2010, respectively.  Each of these agreements will be automatically extended for successive one-year periods unless either we or the officer elects not to extend employment.  Each of these agreements provides for an annual base salary.  Mr. McAreavey’s agreement provides for eligibility to participate in performance-based cash bonus or equity award plans for our senior executives.  Mr. Koller’s agreement provides for the payment of certain commissions pursuant to a commission plan; however, such commission plan has subsequently been replaced for Mr. Koller with eligibility to participate in performance-based cash bonus or equity award plans for our senior executives.  Pursuant to company policy, Mr. Koller is no longer eligible to earn commissions.  In general, the annual base salary payable under each of these agreements may be increased, but not decreased, in the sole discretion of our board.  Pursuant to these agreements, each such officer participates in our employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets eligibility and other requirements.  Each of these officers is entitled to 22 business days of paid time off per year.  Upon any termination of employment, each of Messrs. Koller and McAreavey will receive base salary for services performed, accrued and unpaid paid time off, and any interest he may have as a terminated employee in our 401(k) plan or other plans in which he participated.  Upon a termination of employment without cause (as defined) or for good reason (as defined), then, in addition to the foregoing amounts, Mr. Koller will be entitled to receive a severance payment equal to one year of base salary and Mr. McAreavey will be entitled to receive a severance payment equal to six months of base salary (paid in equal monthly installments over the noncompetition period specified below).  In addition, in a termination without cause or for good reason, Mr. McAreavey is entitled to a payment equal to the non-equity incentive plan award paid in the prior year, if any, subject to certain limitations.  Furthermore, if the officer is eligible for and elects COBRA coverage, and continues to pay his portion of the monthly medical insurance premiums, we will continue to pay our company’s portion of the monthly medical insurance premiums for COBRA coverage for such officer and his eligible dependents for a period ending on the earlier of one year after termination of employment or until such officer is eligible to be covered by another plan providing medical benefits.  If there has been a change of control (as defined) in our company and the officer’s employment is involuntarily terminated or the officer leaves for good reason within 12 months following the change of control, we would pay the officer the severance payments described above.  Severance payments would generally be made to these officers in equal monthly installments over the non-competition period specified in the agreement.  Messrs. Koller and McAreavey have each agreed to certain nondisparagement provisions during the term of employment and for two years thereafter, certain nondisclosure and inventions provisions during the term of employment and thereafter, certain noncompetition provisions during the term of employment and for a certain period of time thereafter (one year for Mr. Koller and two years for Mr. McAreavey), and certain noninterference and nonrecruitment provisions during the term of employment and for one year thereafter.

Separation Agreements

In connection with the resignations of each of Messrs. Anderson and Whent, in consideration of each officer’s execution of a reasonable and customary release, we awarded certain severance benefits.  Mr. Anderson received severance payments equal to one year’s base salary, one times his prior year non-equity incentive plan award, the right to medical (COBRA) benefits for one year, and payment for accrued, unused paid time off, as set forth in his employment agreement for an involuntary termination without cause.  Mr. Whent received severance payments equal to one year’s base salary, the right to medical (COBRA) benefits for one year, and payment for accrued, unused paid time off, as set forth in his employment agreement for an involuntary termination without cause.  Pursuant to Mr. Whent’s separation agreement, Mr. Whent also assumed the obligations of Wireless Ronin Technologies (Canada), Inc. under certain agreements with customers using the online teaching education portal program and our company assigned its rights under several related agreements to Mr. Whent.

Under the separation agreements with each of the foregoing officers, severance payments are paid in equal installments over the one-year non-competition period specified in such officers’ former employment agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

In February 2009, our board of directors adopted a written policy for the review and approval of related person transactions requiring disclosure under Rule 404(a) of Regulation S-K.  This policy states that the audit committee is responsible for reviewing and approving or disapproving all interested transactions, which are defined as any transaction, arrangement or relationship in which (a) the amount involved may be expected to exceed $120,000 in any fiscal year, (b) our company will be a participant, and (c) a related person has a direct or indirect material interest.  A related person is defined as an executive officer, director or nominee for director, or a greater than five percent beneficial owner of our company’s common stock, or an immediate family member of the foregoing.  The policy deems certain interested transactions to be pre-approved, including the employment and compensation of executive officers.

Employment Agreements

The terms of the employment agreements between our company and our current executive officers are set forth in the Executive Compensation section of this proxy statement under the caption “Potential Payments upon Termination or Change in Control.”

PROPOSAL NO. 2

AMENDMENT TO AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

Overview

The board of directors and our shareholders previously approved the Amended and Restated 2006 Equity Incentive Plan.  The board initially reserved 1,000,000 shares of common stock for issuance under the plan.  Our shareholders subsequently approved amendments that increased the total number of shares available for issuance under the plan to 2,125,000 shares.  As of April 19, 2010, we had outstanding restricted stock awards for 91,000 shares under the plan, and we had outstanding option awards for the purchase of 1,597,660 shares under the plan with a weighted average exercise price of $2.17 per share.  As a result, 392,091 shares remained available for future issuance under the plan.  The number of shares currently available for future issuance under the plan has been determined by the board to be insufficient to meet the anticipated needs of our company.  Restricted stock awards, options and other possible forms of awards under the plan are expected to be an important incentive to attract, retain and motivate eligible participants in order to achieve our growth and profitability objectives.

The following summary of the plan does not purport to be a complete description and is qualified in its entirety by the specific language of the plan, a copy of which is attached to this proxy statement as Appendix A.

Plan Summary

Purpose.  The purpose of the plan is to permit the board to develop and implement a variety of stock-based programs based on the changing needs of the company.  The board and senior management of the company believe it is in the best interests of the company’s shareholders for officers, employees and certain other persons to own stock in the company and that such ownership enhances the company’s ability to attract highly qualified personnel, strengthens its retention capabilities, and enhances the long-term performance of the company to vest in participants a proprietary interest in the success of the company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

Shares Subject to the Plan.  The maximum number of shares of common stock issuable pursuant to the plan is currently 2,125,000.  This is also the maximum number of shares of common stock that may be issued in the form of restricted stock, stock bonuses or restricted stock units (“RSUs”).  If any award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares will again become available for issuance under the plan.  Shares will not be treated as having been issued under the plan, and therefore will not reduce the number of shares available for grant, to the extent an award is settled in cash or shares are withheld in satisfaction of tax withholding obligations.  Appropriate adjustments will be made to the shares reserved under the plan, to the other numerical limits on awards under the plan and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution in a form other than common stock

 (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration.  The plan is administered by the compensation committee of our board of directors.  Awards to participants are granted by the committee which consists of at least two directors, each of whom is both a non-employee director within the meaning of Exchange Act Rule 16b-3 and an outside director for purposes of Section 162(m) of the Code.  Subject to the provisions of the plan, the committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions.  The committee may, subject to certain limitations required by Section 162(m) of the Code and the express language in the plan that prohibits amending, modifying, extending, canceling or renewing any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.  The committee may establish rules and policies for administration of the plan and adopt one or more forms of agreement to evidence awards made under the plan.  The committee interprets the plan and any agreement used under the plan, and all determinations of the committee are final and binding on all persons having an interest in the plan or any award issued under the plan.

Eligibility.  Under the plan, the committee may grant awards to any employee, officer, non-employee director or any individual consultant or independent contractor providing services to our company or other affiliated entity.  While the committee may grant incentive stock options (“ISOs”) only to employees, the committee may grant non-qualified stock options (“Non-ISOs”), warrants, restricted stock, RSUs, stock appreciation rights (“SARs”), stock awards and performance awards to any eligible participant.  As of April 19, 2010, we had 73 employees (including three executive officers) and six non-employee directors who were eligible to participate in the plan.  Under the plan, the committee has not granted awards to individual consultants or independent contractors and does not currently anticipate any change in that practice.

Individual Limit.  Under the existing plan, no more than 500,000 shares may be issued to any participant in any calendar year.

Stock Options.  The committee may grant Non-ISOs and ISOs within the meaning of Section 422 of the Code, or any combination of these.  Each option granted under the plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan.  The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant.  However, any ISO granted to a person who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110 percent of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant.  On April 19, 2010, the closing price of our common stock on the NASDAQ Global Market was $2.20 per share.

The plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the committee; or by any combination of these.  Nevertheless, the committee may restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to our company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the committee.  The maximum term of any option granted under the plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years.  Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months.  However, if service is terminated for cause, the option will terminate immediately.

Warrants.  The committee may grant warrants pursuant to the plan.  Each warrant granted under the plan must be evidenced by a written agreement in such form and including such terms as the committee shall from time to time approve.  The exercise price per share of any warrant may not be less than the fair market value of a share of our common stock on the date of grant, except as permitted in connection with the issuance of warrants in a transaction to which Section 424(a) of the Code applies, and any such warrant must not be exercised after the expiration of ten years from the date of grant.

Stock Appreciation Rights.  The committee may grant SARs.  The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant.  Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares.  At the committee’s discretion, it may make payment of a SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount.  The committee may make payment in a lump sum or it may defer payment in accordance with the terms of the participant’s award agreement.  The maximum term of any SAR granted under the plan is ten years.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and RSUs are subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate.  The grant or vesting of restricted stock and RSUs may be performance-based, time-based or both.  Restricted stock and RSUs may be “qualified performance-based awards” as recognized under Code Section 162(m), in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals.  Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by us, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs.  The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An award may, but need not be, a “qualified performance-based award,” which is intended to qualify as performance-based compensation under Section 162(m) of the Code.  The performance measures which may apply to an award include, but are not limited to:

• revenue	• operating margin or profit margin
• cash flow	• return on operating revenue
• earnings per share	• return on invested capital
• income before taxes, or earnings before interest, taxes, depreciation and amortization	• market segment share
• return on equity	• product release schedules

• total shareholder return	• new product innovation
• share price performance	• product cost reduction through advanced technology
• return on capital	• brand recognition/acceptance
• return on assets or net assets	• product ship or sales targets
• income or net income	• customer segmentation or satisfaction
• operating income or net operating income	• customer account profitability
• operating profit or net operating profit	• economic value added (or equivalent metric)

These performance measures may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured either annually or cumulatively over a time period specified in the award agreement.  A “qualified performance-based award” includes a grant of restricted stock or RSUs designated as such by the committee at the time of grant based upon a determination that:  (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code.  The committee specifies the performance goals to which any “qualified performance-based award” is subject.

The provisions of restricted stock and RSUs, including any applicable performance goals, need not be the same with respect to each participant.  During the restriction period, the committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by us.  Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock or RSU award.

Except as may be provided by the committee, in the event of a participant’s termination of employment or relationship with the company prior to all of his restricted stock becoming vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the award, the shares of restricted stock which have not vested shall be forfeited, and the committee may provide that any purchase price paid by the participant be returned to the participant, or a cash payment equal to the restricted stock’s fair market value on the date of forfeiture, if lower, be paid to the participant.

Performance Awards.  The committee may grant performance awards to eligible individuals subject to the terms of the plan.  A performance award (1) may take the form of any of the award types available under the plan, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the committee.  Prior to or at the time of grant, the committee may designate such awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Section 162(m) of the Code.  The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards.  Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents, may also be granted under the plan, either alone or in conjunction with other awards.

Cash Bonuses.  Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, are distributed at the time the recipient recognizes taxable income in connection with the awards.

Transferability of Awards.  Awards are non-transferable other than by will or the laws of descent and distribution.  However, in the discretion of the committee, Non-ISOs, warrants and SARs may be transferred to members of the holder’s immediate family.  The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise.  ISOs may be exercised only by the initial holder, a guardian if state law permits, and upon death of the optionee by his legal representative or beneficiary.

Change in Control.  In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows:  any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee.  All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested.  Upon a change in control, the committee may determine that some or all recipients holding outstanding awards will receive, with respect to some or all of such awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such awards.

Forfeiture for Financial Reporting Misconduct.  If the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or the participant is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the company the amount of any payment in settlement of an award, and the income realized by a participant in connection with any other stock based award, earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

Compliance with Section 409A of the Code.  Notwithstanding any other provisions to the contrary, any award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a participant holding such award.

Amendments and Termination.  Our board of directors may amend, alter, suspend, discontinue or terminate the plan at any time and from time to time, but without the approval of our shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the plan; (ii) permit granting of options at less than the market price of our stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other awards; (v) extend the term of the plan; (vi) change the class of persons eligible to participate in the plan;

or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the Plan.  The plan will terminate on February 2, 2017, or on any earlier date of discontinuation or termination as determined by our board of directors.

Proposed Plan Amendment

The board has approved, subject to shareholder approval, an amendment to the plan that would increase the total number of shares of common stock which may be awarded under the plan by 275,000 shares from 2,125,000 to 2,400,000. In connection with this amendment, the maximum number of shares of common stock that may be issued in the form of restricted stock, stock bonuses or RSUs would also increase by 275,000 shares from 2,125,000 to 2,400,000.

The board believes that this amendment will advance the interests of our company and our shareholders by continuing to provide incentive to eligible participants and facilitating an increase in the proprietary interests of such persons in our company.

The text of the plan, including the proposed amended language, which is bold and underlined, is attached as Appendix A to this proxy statement.

Certain Federal Income Tax Consequences

Incentive Stock Options.  Under present law, an optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15 percent. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the fair market value of the stock when the option was exercised and the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period.  Any recognized ordinary income or gain will not be subject to tax withholding by our company.  Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-qualified Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a Non-ISO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of our company is subject to tax withholding by our company. The applicable withholding rate for income realized upon exercise of non-qualified stock options is 25 percent for income realized below $1,000,000 and 35 percent for the excess income over $1,000,000. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as a long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15 percent (lower rates may apply depending upon when the shares are acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

Restricted Stock and RSUs.  Restricted stock awards and RSUs are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. Such awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to our company. Because restricted stock and RSU grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the award is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock or RSU becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the award and the fair market value of the award on the date the award is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

Dividend Equivalents and Other Awards.  Other types of awards granted under the plan, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse.  At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above, unless the recipient has made an election under Section 83(b) of the Code at the time of the grant.  In the year the award is taxable to the participant, our company will take a deduction for the amount reported as ordinary income.

Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the plan) by a public company to a “covered employee” (i.e., the Chief Executive Officer and the other executive officers who are most highly compensated) to no more than $1 million.

The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee or award recipient and our company with respect to the grant and exercise of options and other awards under the plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s or award recipient’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s or award recipient’s income or gain may be taxable.

New Plan Benefits

Future awards to be received by or allocated to particular participants under the plan are not presently determinable.

Vote Required

The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the amendment.  Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.  The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of the amendment.

PROPOSAL NO. 3
AMENDMENT TO 2007 ASSOCIATE STOCK PURCHASE PLAN

Overview

The board of directors and our shareholders previously approved the 2007 Associate Stock Purchase Plan   The board initially reserved 300,000 shares of common stock for issuance under the plan.   As of April 19, 2010, we had issued 226,954 shares under the plan.  As a result, 73,046 shares remained available for future issuance under the plan.  The number of shares currently available for future issuance under the plan has been determined by the board to be insufficient to meet the anticipated needs of our company based on historical participation levels by our associates.  The plan is designed to encourage ownership in our common stock and thereby encourage our associates to act in our shareholders’ interest and share in the company’s success. (We refer to our employees as associates.) The plan is intended to qualify under Section 423 of the Code. The plan permits eligible associates to purchase common stock through payroll deductions, not exceeding 10% of an associate’s compensation, at a purchase price equal to 85% of the lower of the fair market value of the common stock on the first day of the Offering Period (as defined below) or the last day of the payroll deduction period.

The following summary of the plan does not purport to be a complete description and is qualified in its entirety by the specific language of the plan, a copy of which is attached to this proxy statement as Appendix B.

Purchase Plan Summary

Purpose.  The purpose of the plan is to provide employees of our company with an opportunity to purchase our common stock through accumulated payroll deductions pursuant to a plan that qualifies for beneficial tax treatment under Section 423 of the Code as an “employee stock purchase plan.”

Stock Subject to the Plan.  An aggregate of 300,000 of our authorized but unissued or reacquired shares of common stock are currently authorized for issuance under the plan. Appropriate adjustments will be made to the number of shares authorized under the plan and to outstanding purchase rights in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure, or in the event of any merger, sale of our assets or other reorganization. If any purchase right expires or terminates, the shares subject to the unexercised portion of such purchase right will again be available for issuance under the plan.

Administration.  The plan is administered by the compensation committee of our board of directors.  Subject to the provisions of the plan, the compensation committee determines the terms and conditions of the purchase rights granted. The compensation committee also interprets the plan and purchase rights, with all determinations final and binding on all persons having an interest in the plan or any purchase right.

Eligibility.  Any common law employee (who has completed 90 consecutive days of employment) of our company or any subsidiary corporation designated for inclusion in the plan is eligible to participate in the plan. However, no employee who owns or holds options to purchase, or who, as a result of participation in the plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of our stock or of any parent or subsidiary corporation is eligible to participate in the plan. As of April 19, 2010, 73 employees, including three executive officers, were eligible to participate in the plan.

Offering Periods and Purchase Periods.  The plan is implemented through offerings of successive six-month periods (“Offering Periods”). A new Offering Period begins on the first trading day on or after January 1 and July 1 of each year and ending on the last trading day in the six-month period. We collect authorized payroll deductions from participants for a particular purchase during successive six-month periods beginning January 1 and July 1. On the first day of each Offering Period, a participant receives an option to purchase a number of shares of common stock with funds withheld during the payroll deduction period. The number of shares is determined at the end of the payroll deduction period as follows:  the number of shares delivered equals the amount withheld during the payroll deduction period divided by the lesser of 85% of the fair market value of a share of common stock on the first day of the Offering Period or the last day of the payroll deduction period.

Participation in an offering under the plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the “Offering Date”). Payroll deductions are at the rate of 1% to 10% of an employee’s compensation for any payroll deduction period. An employee who participates in the plan automatically participates in the next offering beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the plan, becomes ineligible to participate, or terminates employment. A participant may not alter the rate of payroll deductions during an Offering Period with the exception of withdrawing from the plan. Upon withdrawal, we refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an offering, that participant may not again participate in the same offering. No participant may accrue a right to purchase shares of common stock under the plan having a fair market value exceeding $25,000 (measured as the fair market value of our common stock on the first day of the offering in which the shares are purchased) for each calendar year in which the purchase right is outstanding at any time.

On the last day of each Offering Period (a “Purchase Date”), we issue to each participant in the offering the number of shares of our common stock determined by dividing the amount of payroll deductions accumulated for the participant during the offering by the purchase price, limited in any case by the number of shares subject to the participant’s purchase right for that offering. The price at which shares are sold under the plan may not be less than 85% of the lesser of the fair market value per share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date is the average of the highest and lowest quoted sales prices for our common stock as reported on the NASDAQ Stock Market. On April 19, 2010, the closing price of our common stock on the NASDAQ Global Market was $2.20 per share.

Effect of Termination.  Associates who terminate their employment for any reason prior to the last trading day of an Offering Period are not allowed to acquire shares under the plan for that Offering Period. Upon termination of employment, we pay the balance in the associate’s account to the associate, or to his or her estate, without interest.

Transferability.  Neither payroll deductions credited to an associate’s account under the plan nor any rights with regard to the purchase of shares under the plan may be assigned, transferred, pledged or otherwise disposed of in any way by the associate, other than by will or the laws of descent and distribution. However, a participant in the plan may designate a beneficiary to receive any shares or cash remaining in such associate’s account at the time of his or her death by providing written notice of such designation to us.

Change in Control.  The plan generally defines a “Change in Control” as the occurrence of any of the following events:

•	an acquisition of 50% or more of the company’s outstanding stock,

•	the complete or substantially complete dissolution or liquidation of the company,

•	a change in the majority of the board without the approval of the incumbent board, or

•	any sale of all or substantially all of the assets of the company, or merger, consolidation or reorganization.

If a Change in Control occurs, each option outstanding under the plan will be assumed or an equivalent option will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute equivalent options for options outstanding under the plan, each Offering Period then in progress will be shortened and a new Purchase Date will be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date will be on or before the date of consummation of the Change in Control.

Termination or Amendment.  The Plan originally became effective upon its approval by the shareholders in November 2007. It will continue in effect for a term of 20 years from the later of the date the plan or any amendment to add shares to the plan is approved by the shareholders, unless terminated earlier by the board in accordance with the provisions of the plan. The board may at any time amend, suspend or terminate the plan, subject to applicable law and listing requirements, except that any amendment that (1) increases the number of securities that may be issued under the plan, or (2) materially modifies the eligibility requirements for participation in the plan, must be approved by our shareholders to take effect.

Proposed Purchase Plan Amendment

The board has approved, subject to shareholder approval, an amendment to the plan that would increase the total number of shares of common stock available for issuance under the plan by 100,000 shares from 300,000 to 400,000.

The board believes that this amendment will advance the interests of our company and our shareholders by continuing to encourage ownership in our common stock and thereby encouraging our associates to act in our shareholders’ interest and share in the company’s success.

The text of the plan, including the proposed amended language, which is bold and underlined, is attached as Appendix B to this proxy statement.

Certain Federal Income Tax Consequences

The plan was designed to qualify as an “employee stock purchase plan” under Section 423 of the Code. The following discussion is only a brief summary of the material federal income tax consequences to us and the participating associates in the United States in connection with the plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual associate. The discussion is based on the Code as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of applicable state, local or foreign tax laws.

     Under the Code, we are deemed to grant associate participants in the plan an “option” on the first day of each Offering Period to purchase as many shares of our common stock as the associate will be able to purchase with the payroll deductions credited to his or her account during the Offering Period. On the last day of each Offering Period, the purchase price is determined and the associate is deemed to have exercised the “option” and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price.

The amounts deducted from a participating associate’s pay pursuant to the plan will be included in the associate’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the associate either at the beginning of the Offering Period, when the “option” is granted, or at the time the associate purchases shares of common stock pursuant to the plan.

The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the plan is the later of (1) two years after the deemed “option” is granted (the first day of an Offering Period), or (2) one year after the deemed “option” is exercised and the common stock is purchased (the last day of an Offering Period). When the common stock is disposed of after this period, or after the associate’s death if the associate dies while holding the common stock (a “qualifying disposition”), the associate (or in the case of death the associate’s estate) realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the common stock at the time the deemed “option” was granted exceeded the “option price,” or (b) the amount by which the fair market value of the common stock at the time of the disposition exceeded the “option price.” The “option price” is equal to 85% of the lesser of the fair market value of the common stock on the first day of the Offering Period or the last day of the payroll deduction period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of an Offering Period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When an associate sells or disposes of the common stock (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the associate recognizes ordinary income to the extent of the difference between the price actually paid for the common stock and the fair market value of the common stock at the date the option was exercised (the last day of an Offering Period), regardless of the price at which the common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the associate held the shares more than 12 months. If the sale price is less than the fair market value of the common stock at the date of exercise, then the associate will have a capital loss equal to such difference. Even though an associate must treat part of his or her gain on a qualifying disposition of the common stock as ordinary income, we may not take a business deduction for such amount. However, if an associate makes a disqualifying disposition, the amount of income that the associate must report as ordinary income qualifies as a business deduction for us for the year of such disposition.

New Purchase Plan Benefits

Participation in the plan is entirely within the discretion of the eligible associates. Because we cannot predict the participation levels by associates, the rate of associate contributions or the eventual purchase price under the plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by our associates, including our executive officers, under the plan.

Vote Required

The affirmative vote of holders of a majority of the voting securities present in person or represented by proxy at the annual meeting is required to approve the amendment.  Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. The board of directors considers approval of the amendment to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of the amendment.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	1,731,270	(a)	$2.73	1,039,637	(b)
Equity compensation plans not approved by security holders	139,389	(c)	$7.51	0
Total	1,870,659		$3.09	1,069,637

________________

(a)
Represents 250,000 shares of common stock issuable upon exercise of outstanding stock options under the 2006 Non-Employee Director Stock Option Plan, 1,385,160 shares of common stock issuable upon exercise of outstanding stock options under the Amended and Restated 2006 Equity Incentive Plan, and 96,110 shares of common stock issuable upon exercise of outstanding warrants.

(b)
Represents 260,000 shares of common stock available for issuance under the 2006 Non-Employee Director Stock Option Plan, 706,591 shares of common stock available for issuance under the Amended and Restated 2006 Equity Incentive Plan, and 73,046 shares of common stock available for issuance under the 2007 Associate Stock Purchase Plan.

(c)
Represents: (a) 6,666 shares of common stock underlying a five-year warrant exercisable at $2.25 per share issued to an executive officer, which warrant expired on January 26, 2010; (b) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expired on February 1, 2010; (c) 222 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to non-executive officer employees, which warrants expired on February 18, 2010; (d) 277 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expired on February 23, 2010; (e) 13,888 shares of common stock underlying five year warrants exercisable at $6.75 per share issued to an executive officer, which warrants expired on March 1, 2010; (f) 833 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expired on April 18, 2010; (g) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on April 29, 2010; (h) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on May 1, 2010; (i) 8,888 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on August 4, 2010; (j) 388 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to non-executive officer employees, which warrants expire on August 19, 2010; (k) 31,666 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on September 2, 2010; (l) 2,777 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to an executive officer, which warrant expires on October 10, 2010; (m) 1,666 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to a non-executive officer employee, which warrant expires on November 8, 2010; (n) 1,481 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 13, 2010; (o) 27,920 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 16, 2010; (p) 111 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 20, 2010; (q) 3,333 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 28, 2010; (r) 6,944 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to an executive officer, which warrant expires on December 30, 2010; (s) 5,184 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 30, 2010; (t) 296 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 6, 2011; (u) 2,222 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 19, 2011; (v) 2,222 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on January 30, 2011; (w) 1,851 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to an executive officer, which warrant expires on February 6, 2011. The foregoing amounts exclude fractional shares to be settled in cash.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010.  A proposal to ratify that appointment will be presented to shareholders at the annual meeting.  If the shareholders do not ratify such appointment, the audit committee will consider selecting another firm of independent public accountants.  Representatives of Baker Tilly Virchow Krause, LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Principal Accountant Fees and Services

The following table presents fees for audit and other services provided by Baker Tilly Virchow Krause, LLP, formerly known as Virchow, Krause & Company, LLP, for 2009 and 2008.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit Fees (a)	$ 160,045	$ 142,097
Audit-Related Fees (b)	0	4,250
Tax Fees (c)	19,640	63,568
All Other Fees	0	0
Total Fees	$ 179,685	$ 209,915
_______________

(a)
Audit fees consisted of fees for services provided in connection with the audit of our financial statements, reviews of our quarterly financial statements, and for professional services in connection with our November 2009 registered direct offering.

(b)	Audit-related fees during 2008 consisted of an employee benefit plan audit, acquisition due diligence, acquisition auditing and other consulting services.

(c)	Tax fees consisted of the aggregate fees billed for tax compliance, tax advice, and tax planning.

Our audit committee reviewed the audit and non-audit services rendered by Baker Tilly Virchow Krause, LLP during the period set forth above and concluded that such services were compatible with maintaining the auditor’s independence.

Pre-Approval Policies and Procedures of Audit Committee

All services provided by our independent registered public accounting firm, Baker Tilly Virchow Krause, LLP, are subject to pre-approval by our audit committee.  The audit committee has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full audit committee meeting.  Any interim approval given by an audit committee member must be reported to the audit committee no later than its next scheduled meeting.  Before granting any approval, the audit committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm.  The audit committee pre-approved all services provided by Baker Tilly Virchow Krause, LLP in our last fiscal year.

The audit committee recommends a vote for the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2010.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card.  We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit.  Requests for copies of exhibits should be directed to Scott N. Ross, Vice President, General Counsel and Secretary, at our principal address.

SHAREHOLDER PROPOSALS FOR
2011 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2011 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, Minnesota 55345, Attention:  Scott N. Ross, Vice President, General Counsel and Secretary, no later than December 30, 2010.  All proposals must conform to the rules and regulations of the SEC.  Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2011 annual meeting of shareholders after March 15, 2011, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting.  A copy of our bylaws may be obtained from Scott N. Ross, Vice President, General Counsel and Secretary, by written request to our principal address.  Please refer to “Our Board of Directors and Committees – Corporate Governance and Nominating Committee” for the procedures for nominating directors.

OTHER MATTERS

The board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement.  However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

James C. Granger
Minnetonka, Minnesota                                                            President, Chief Executive Officer and Director
April 29, 2010

APPENDIX A

WIRELESS RONIN TECHNOLOGIES, INC.
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

 (As amended by the Board of Directors on March 17, 2010)

1. Purpose of the Plan

The purpose of the Wireless Ronin Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on the changing needs of the Company.  The Board of Directors and senior management of Wireless Ronin Technologies, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

2. Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards, Warrant,  Dividend Equivalent or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of Wireless Ronin Technologies, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

(g) “Cause” shall mean:  (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2(h); or

(2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”);  excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a  majority  of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.  Each member of the Committee shall be an “independent director” as determined in the NASDAQ Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Wireless Ronin Technologies, Inc. or any successor thereto.  References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant.  The existence of a Disability shall be determined by the Committee.

(n) “Dividend Equivalents” means any right granted under Section 13.

(o) “Eligible Person” shall mean any employee, officer, non-employee director or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(1) If the principal market for the Company Stock (the “Market”) is a national securities exchange or the NASDAQ Stock Market, the closing sale price reported on the date of the Award or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(2) In the event that paragraph (1) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 12 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”).  A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (i) revenue; (ii) cash flow, (iii) earnings per share, (iv) income before taxes, or earnings before interest, taxes, depreciation and amortization, (v) return on equity, (vi) total shareholder return, (vii) share price performance, (viii) return on capital, (ix) return on assets or net assets, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction through advanced technology, (xx) brand recognition/acceptance, (xxi) product ship or sales targets, (xxii) customer segmentation or satisfaction; (xxiii) customer account profitability; or (xxiv) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Wireless Ronin Technologies, Inc. 2006 Amended and Restated Incentive Plan, as it may be amended from time to time.

(aa) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(bb) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

(cc) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(dd) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 10 hereof.

(gg) “Subsidiary” shall mean a company (whether a company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(hh) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

(ii) “Warrant” shall mean any right granted under Section 8 of the Plan.

3. Stock Subject to the Plan

(a) Plan Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 2,400,000 shares.  The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto.  Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(2) To the extent that any Warrants, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Warrants, such shares shall again be available for grant under the Plan;

(3) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; and

(4) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.

Shares of Company Stock issued under the Plan may be either newly issued shares or reacquired shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of 2,400,000 shares.

(b) Individual Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 500,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled.  Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4. Administration of the Plan

(a) The Plan shall be administered by the Committee.  Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(4) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(6) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(7) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(8) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States, if any, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants.  The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award, Warrant or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of an Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 14, waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 15, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made.  Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 15, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6. Options

The Committee may grant Options pursuant to the Plan.  Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve.  Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options.

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option.  In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b) Exercise Price.

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options.

(1) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted;

    provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable.  The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.  Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 14(j).  Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant.  The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(5) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members.  Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options.

(1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “Parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options.  In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted.  All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7. Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve.  SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price.

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR, which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted.

(b) Benefit Upon Exercise.

(1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR.  Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs.

(1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(2) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000.  The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.  Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b) hereof.

(3) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise.  Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of
    Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant.
    The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.  The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members.  Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8. Warrants

The Committee may grant Warrants pursuant to the Plan.  Each Warrant shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve.  Except as otherwise provided in the Plan, Warrants shall comply with and be subject to the following terms and conditions:

(a) Identification of Warrants.

Each Warrant granted under the Plan shall be identified as such in the applicable Award Agreement.

(b) Exercise Price.

The exercise price-per-share of any Warrant granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Warrant is granted, except as permitted in connection with the issuance of Warrants in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Warrants.

(1) Except as provided in the Plan or in an Award Agreement, each Warrant shall remain exercisable until the expiration of ten (10) years from the date such Warrant was granted; provided, however, that each Warrant shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Warrant shall be exercisable in whole or in part; provided, however, that no partial exercise of an Warrant shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Warrant or the entire portion of the Warrant that is then exercisable.  The partial exercise of a Warrant shall not cause the expiration, termination or cancellation of the remaining portion thereof.  Upon the partial exercise of a Warrant, the Award Agreement evidencing such Warrant shall be returned to the Participant exercising such Warrant together with the delivery of the certificates described in Section 8(c)(4) hereof.

(3) A Warrant shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Warrant in the manner provided in Section 14(j).  Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Warrant and shall specify the number of shares of Company Stock with respect to which the Warrant is being exercised and the effective date of the proposed exercise and shall be signed by the Participant.  The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of a Warrant shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Warrant is exercised.

(5) The Committee may at its sole discretion on a case-by-case basis, in any applicable agreement evidencing a Warrant, permit a Participant to transfer all or some of the Warrants to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members.  Following any such transfer, any transferred Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

9. Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units.  Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve.  Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards.  In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units.  The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions and conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate.  By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting.

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates.

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(1) Except as otherwise provided in this Section 9 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares.  Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Wireless Ronin
 Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Wireless Ronin Technologies, Inc.  A copy of the Plan and
 Award Agreement is on file in the office of the Secretary of Wireless Ronin Technologies, Inc., Baker
 Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company).  The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share.  Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d) hereof.

(f) Failure to Vest.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his Restricted Stock becoming vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the Participant be returned to the Participant or (ii) a cash payment equal to the Restricted Stock’s Fair Market Value on the date of forfeiture, if lower be paid to the Participant.

(g) Voting Rights and Dividends.

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced.  Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her.  Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

10. Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof.  A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus.  By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant.  Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.  Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

11. Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, Warrants or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options, Warrants or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date or the limits set forth in Section 3(b).  A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

12. Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures.  With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded.  Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards.

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures.

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period.  The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria.

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate.  Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment.

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee.  Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee.  Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose in the Award Agreement.  Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions.

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time.  A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements.

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

13. Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan.  Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14. Other Provisions Applicable to Award.

(a) Change in Control.

(1) Acceleration of vesting.

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options, Stock Appreciation Rights and Warrants outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units  shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(2) Cash Payment for Options.

If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Award, and without the consent of any Participant affected thereby, may determine that:

(i) some or all Participants holding outstanding Awards will receive, with respect to some or all of the shares of Company Stock subject to such Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Awards; and

(ii) with respect to any granted and outstanding Award, the Fair Market Value of the shares of Company Stock underlying such Award is less than or equal to the exercise price per share of such Award as of the effective date of the applicable Change in Control and the Award, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate as to such shares and the Participants formerly holding such Awards will only have the right to receive such cash payment(s).  If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Awards on such date, and the Participants formerly holding such Awards will have no further rights with respect to such Awards.

(3) Limitation on Change in Control Payments.

Any limitations on payments made due to a Change in Control shall be set forth in the Award Agreement.

(b) Suspension or Cancellation for Cause.

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee.  If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan.  Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity.  Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties.  If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause.  A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture.

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company.  Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock.  The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Forfeiture for Financial Reporting Misconduct.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if the Participant is subject to automatic forfeiture under Section 304 of the Sarbanes – Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (which ever just occurred) of the financial document embodying such financial reporting requirement.

(e) Consideration of Awards.

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(f) Awards May Be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(g) No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company.  In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(i) No Fractional Shares.

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(j) Forms of Payment Under Awards.

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States Dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(k) Limits on Transfer of Awards.

Subject to Sections 6(c), 7(c) and 8(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.  Except as otherwise provided in Sections 6(c), 7(c) or 8(c), or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan.  Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(l) Term of Awards.

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

15. Adjustment Upon Changes in Company Stock

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, Warrant or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof.

16. Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option, Warrant or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares.  Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Option Warrant or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17. No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder.  The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18. Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.  The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.

19. Compliance with Rule 16b-3

 It is intended that the Plan be applied and administered in compliance with Rule l6b-3.  If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined by the Committee.  The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

20. Tax Matters

(a) Withholding.  To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock.  The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.  To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the

Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

(b) Required Consent to and Notification of Code Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten (10) days thereof.

21. Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Warrants, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

22. No Obligation to Exercise

The grant to a Participant of an Option, Warrant, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Award.

23. Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award.

24. Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company.  Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

25. Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs, Warrants or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs, Warrants or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control.  In the event that a Participant exercises an Option, Warrants or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company.  The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution.  The Committee may credit additional amounts to such account as it may determine in its sole discretion.  Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock Bonuses (and any related Cash Bonuses).  In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards.  The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control.  The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution.  The Committee may credit additional amounts to such account as it may determine in its sole discretion.  Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26. Compliance with Section 409A of the Code

Notwithstanding anything herein to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

27. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

28. Effective Date of Plan

The Plan, as initially adopted, became effective on February 2, 2007 (the “Effective Date”), and the Plan, as amended and restated, shall be effective subject to approval by the shareholders of the Company.

29. Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on the tenth (10th)  anniversary of the effective date unless terminated earlier.

30. Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31. Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

32. No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

APPENDIX B

 WIRELESS RONIN TECHNOLOGIES, INC.
AMENDED AND RESTATED 2007 ASSOCIATE STOCK PURCHASE PLAN

(As amended by the Board of Directors on March 17, 2010)

ARTICLE I — GENERAL PLAN ADMINISTRATION

1.	Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Wireless Ronin Technologies, Inc., a Minnesota corporation (the “Company”), and, thereby encourage Associates to act in the shareholders’ interest and share in the Company’s success. The Plan is intended to comply with the requirement of Section 423(b) of the Code.

2.	Definitions.

As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Article I, Section 4 of the Plan.

(b)  “Applicable Laws” means the requirements relating to the administration of employee stock purchase plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system.

(c)  “Associate” means any full-time employee of the Company, or a Designated Subsidiary.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Change in Control” means any of the following:

(1)  An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either: (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this subsection 2(e);

(2)  A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection 2(e), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board;

(3)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the company or all or substantially all of the company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the company resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of Directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the Board of the company resulting from such Corporate Transaction; or

(4)  The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(f) “Code” means the United States Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board or a committee of Directors appointed by the Board in accordance with Article I, Section 4 of the Plan.

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Wireless Ronin Technologies, Inc., a Minnesota corporation, or its successor.

(j) “Compensation” means all earnings reported as wages on Form W-2, including straight time pay, payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses, commissions and other compensation, but excluding any compensation recognized in connection with any Company equity awards.

(k) “Contributions” means all amounts credited to the account of a Participant pursuant to Article II of the Plan.

(l) “Designated Subsidiaries” means the Subsidiaries, if any, which have been designated by the Board, if any, from time to time in its sole discretion as a Subsidiary whose Associates are eligible to participate in Article II of the Plan. The term “Subsidiary” as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and such term shall also include any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

(m) “Director” means a member of the Board.

(n) “Eligible Associate” means any person who is treated as an Associate of the Company or a Designated Subsidiary, who has completed ninety days of continuous employment. An Eligible Associate will be eligible to become a Participant in the Plan on the first day of the second calendar quarter following the Eligible Associate’s date of hire. Leased Associates and independent contractors and individuals not paid through the regular payroll of the Company or one of its Designated Subsidiaries shall not be considered an Associate eligible to participate in the Plan.

(o) “ASPP Option” means an option to purchase on each Purchase Date within an Offering Period a number of Shares of the Company’s Common Stock determined by dividing an Eligible Associate’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the applicable Purchase Price granted in accordance with the terms of Article II of the Plan.

(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

(r) “Nasdaq” means the Nasdaq Stock Market.

(s) “Offering Date” means the first Trading Day of each Offering Period under Article II of the Plan.

(t) “Offering Period” means a period, established for purposes of Article II of the Plan, of six (6) months’ duration. The duration and timing of Offering Periods may be changed pursuant to Article I, Section 7 and Article II, Section 2 of the Plan. The first Offering Period shall commence on January 1, 2008 and end on June 30, 2008.

(u) “Participant” means any Eligible Associate to whom an ASPP Option has been granted under Article II of the Plan.

(v) “Plan” means this 2007 Associate Stock Purchase Plan.

(w) “Purchase Date” means the last Trading Day of each Offering Period under Article II of the Plan.

(x) “Purchase Price” means, with respect to an Offering Period, an amount equal to 85% (unless such percentage is changed pursuant to Article I, Section 7) of the Fair Market Value of a Share of Common Stock on the applicable Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under Article II of the Plan as a result of a shareholder-approved amendment to the Plan, (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase (“Additional Shares”), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the “Approval Date Fair Market Value”) is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% (unless such percentage is changed pursuant to Article I, Section 7) of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

(y) “Share” means a share of the Common Stock, as adjusted in accordance with Article I, Section 6 of the Plan.

(z) “Subscription Agreement” means an agreement entered into between a Participant and the Company under Article II, Section 4 of the Plan.

(aa) “Trading Day” means a day on which the U.S. national stock exchanges and Nasdaq are open for trading.

3.	Stock Subject to the Plan.

Subject to the provisions of Article I, Section 6 of the Plan, the aggregate number of Shares that may be issued pursuant to ASPP Options granted under Article II of the Plan is 400,000 Shares (the “ASPP Pool”). Shares subject to ASPP Options that are cancelled, expire or are forfeited shall be available for re-grant under the Plan.

4.	Administration of the Plan.

(a)  Procedures; Administrative Bodies.  The Plan shall be administered by the Board, a Committee and/or their delegates. In addition, the Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

        (b)  Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(1)  to correct administrative errors;

(2)  to construe and interpret the terms of the Plan and ASPP Options granted pursuant to the Plan;

(3)  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt the rules and procedures regarding withholding procedures and handling of stock certificates which vary with local requirements;

(4)  to prescribe, amend and rescind rules and regulations relating to the Plan;

(5)  to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an ASPP Option, including without limitation, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(6)  to extend participation to Eligible Associates of any Designated Subsidiaries;

(7)  to make all other determinations deemed necessary or advisable for administering the Plan and any ASPP Option granted hereunder.

(c)  Effect of Administrator’s Decision.  All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any ASPP Option granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other Associate of the Company and such attorneys, consultants and accountants as it may select.

5.	Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of twenty (20) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Article  I, Section 7 of the Plan.

6.	Adjustments upon Changes in Capitalization.

  (a)  Subject to any required action by the shareholders of the Company, (i) the number and kind of Shares covered by each ASPP Option, (ii) the price per Share subject to each such ASPP Option and (iii) the Share limitation set forth in Article II, Section 5(c) of the Plan (including any amendment by the Administrator to the limitation set forth in Section 5(c) of the Plan), shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of  any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an ASPP Option.

  (b)  In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator. In the event of a Change in Control, each ASPP Option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute equivalent options for ASPP Options outstanding under the Plan, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Change in Control and the Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her ASPP Option has been changed to the New Purchase Date and that his or her ASPP Option will be exercised automatically on the New Purchase Date, unless prior to such date he of she has withdrawn from the Offering Period as provided in Article II, Section 9.

7.	Amendment and Termination of the Plan.

(a)  Amendment and Termination.  The Administrator may amend, alter or discontinue the Plan or any Subscription Agreement, but to the extent required by Applicable Law, any such amendment shall be subject to approval of the shareholders of the Company in the manner required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:

(1)  increase the maximum number of Shares for which ASPP Options may be granted under the Plan, other than an increase pursuant to Article I, Section 6; and

(2)  except as permitted in Article I, Section 4(b)(6), change the class of persons eligible to receive ASPP Options under the Plan.

(b)  Effect of Amendment or Termination.  No amendment, suspension or termination of the Plan shall impair the rights of any ASPP Option, unless mutually agreed otherwise between the Participant, as applicable, and the Administrator, which agreement must be in writing and signed by the Participant, as applicable, and the Company and must comply with Code Section 423; provided however that notwithstanding anything to the contrary in this Section 7, the Administrator shall be permitted to terminate, amend and change the rights provided under Article II including to outstanding ASPP Options pursuant to subsection (c) below.

(c)  Administrative Authority to Amend or Terminate the Plan.  An Offering Period or the Plan may be terminated by the Administrator on a Purchase Date or by the Administrator’s setting a new Purchase Date with respect to an Offering Period then in progress. Without shareholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Administrator or a committee shall be entitled to change the Offering Periods (including the duration and timing of Offering Periods), limit the frequency and/or number of changes in the amount of Contributions withheld from a Participant’s

       Compensation during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, with respect to future
       Offering Periods decrease the amount of the discount from the Fair Market Value of a Share for purposes of establishing the Purchase Price for an Offering Period, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion are advisable.

(d)  Effect of the Plan on Other Arrangements.  Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of ASPP Options granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating a Participant’s benefits under any Associate benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

8.	Designation of Beneficiary.

(a)  A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under Article II of the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. To the extent that a Participant has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any ASPP Option hereunder until changed by the Participant to the extent enforceable under Applicable Law.

(b)  Such designation of beneficiary may be changed by the Participant at any time by written notice, in accordance with the procedures established by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall allow the executor or administrator of the estate of the Participant to exercise the ASPP Option or the Company shall deliver such Shares and/or cash to the executor or the estate of the Participant.

9.	No Right to Employment.

No person shall have any claim or right to be granted an ASPP Option and the grant of any ASPP Option shall not be construed as giving a Participant the right to continue in the employ of the Company or its affiliates. Further, the Company and its affiliates expressly reserve the right, at any time, to dismiss any Eligible Associate or Participant at any time without liability or any claim under the Plan, except as provided herein or in any Subscription Agreement entered into hereunder.

10.	Legal Compliance.

Shares shall not be issued pursuant to the Plan unless such issuance and the delivery of such Shares shall comply with Applicable Laws and such compliance shall be further subject to the approval of counsel for the Company with respect to such compliance.

11.	Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

13.	Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company, Wireless Ronin Technologies, Inc., Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345, and shall be effective when received.

14.	Governing Law; Interpretation of Plan and ASPP Options.

(a)  This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Minnesota.

(b)  In the event that any provision of the Plan or ASPP Option granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or ASPP Option shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)  The section headings used in this Plan are solely for convenience of reference, do not constitute a part of the Plan, and shall not shall affect its meaning, construction or effect.

    (d)  The terms of the Plan and any ASPP Option shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)  All questions arising under the Plan or any ASPP Option shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision as provided in this Section 14(e) and Article I, Section 14(f). The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Participant shall as a condition to the receipt of an ASPP Option be deemed to explicitly waive any right to judicial review.

(f)  Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Eligible

    Associates. If there are no such members of the Board, the arbitrator shall be an individual who is an attorney licensed to practice law in the state of Minnesota selected by the board. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive.
    The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

15.	Limitation on Liability.

The Company and any affiliate that is in existence or hereafter comes into existence shall not be liable to an Eligible Associate or any other persons as to:

(a)  The Non-Issuance of Shares.  The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)  Tax Consequences.  Any tax consequence realized by any Eligible Associate or other person due to the receipt, exercise or settlement of any ASPP Option.

16.	Unfunded Plan.

Insofar as it provides for ASPP Options, the Plan shall be unfunded. Any liability of the Company to any Participant with respect to an ASPP Option shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

ARTICLE II — ASPP OPTIONS

1.	General.

This Article II provides Eligible Associates with the right to purchase Shares, through payroll deductions, in a manner designed to comply with Code Section 423.

2.	Offering Periods.

Article II of the Plan shall be implemented by a series of Offering Periods of approximately six (6) months’ duration, with new Offering Periods commencing on or about January 1 and July 1 of each year and ending, respectively, on the next following June 30 and December 31 (or at such other time or times as may be determined by the Administrator); provided however that the first Offering Period under the Plan shall commence on January 1, 2008 following shareholder approval of the Plan and shall end on June 30, 2008. Offering Periods shall occur on a continuing, successive basis until the Plan or an Offering Period is terminated in accordance with Article I, Sections 5 or 7, as applicable. Notwithstanding the above, the Administrator shall have the power to change the timing, duration and/or the frequency of Offering Periods with respect to future Offering Periods.

3.	Eligibility.

Any Eligible Associate is eligible to become a Participant as of the first applicable Offering Date and shall be eligible to participate in such Offering Period, subject to the requirements of Article II, Section 4 and to the other limitations imposed by the Plan and Code Section 423(b).

4.	Participation; Subscription Agreement.

(a)  Offering Periods.  An Eligible Associate who is eligible to participate in the Plan under Article II, Section 3 above may become a Participant by (i) submitting to the Administrator (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed Subscription Agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

(b)  Requirements as to Subscription Agreement and Participation.

(1)  A Participant’s Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be paid as Contributions pursuant to the Plan, which percentage shall be a whole percentage and shall be not less than one percent (1%) and not more than ten percent (10%) (or such other maximum percentage as the Administrator may establish from time to time before an Offering Period) of such Participant’s Compensation on each payday during the Offering Period.

(2)  A Participant’s Subscription Agreement shall be effective for the Offering Period with respect to which it is filed, and also shall be automatically effective for each successive Offering Period that commences after the end of the Offering Period, unless the Participant changes his or her Contribution rate for the next Offering Period by following the procedures set forth in Article II, Section 4(b)(3) below, withdraws from the Plan in accordance with Article II, Section 9, or is otherwise ineligible to participate in the next Offering Period.

(3)  A Participant may decrease his or her rate of Contributions to zero percent (0%) during an ongoing Offering Period (and remain at that rate through the Purchase Date for the Offering Period, unless he or she otherwise withdraws in the manner specified in Section 9 below) but otherwise may not increase or decrease his or her rate of Contributions during an Offering Period. In addition, a Participant may discontinue his or her participation in the Plan as provided in Article II, Section 9 at any time prior to a Purchase Date. In addition, a Participant may change his or her rate of Contributions under the Plan with respect to the next Offering Period by filing a new Subscription Agreement with the Company by following the procedure designated by the Administrator. Such change in Contribution rate will be effective as of the first payroll period following commencement of the next Offering Period. All funds recorded in payroll deduction accounts may be used by the Company and its subsidiaries for any corporate purpose, subject to the right of a Participant to withdraw at any time an amount equal to the balance accumulated in his or her payroll deduction account as described in Section 9 below. Funds recorded in payroll deduction accounts shall not be required to be segregated from any funds of the Company or any of its subsidiaries.

5.	Grant of Option; Limitations.

(a)  Grant of Option.  Subject to the limitations in subsections (c), (d) and (e) of this Section 5 and Section 10 of Article II, on the Offering Date of each Offering Period, each Eligible Associate participating in such Offering Period shall be granted an ASPP Option.

(b)  Acceptance of ASPP Option Grant.  An Eligible Associate may accept the grant of such ASPP Option by electing to participate in the Plan in accordance with the requirements of Article II, Section 4(a). Exercise of the ASPP Option shall occur as provided in Article II, Section 7 below.

(c)  Limit on Number of Shares Purchased.  Notwithstanding the above, the maximum number of Shares an Eligible Associate may purchase during each Offering Period shall be 5,000 Shares, subject to adjustment pursuant to Article I, Section 6. In addition to the limits on an Eligible Associate’s participation in the Plan set forth herein, the Administrator in its sole discretion may establish new or change existing limits on the number of Shares an Eligible Associate may elect to purchase with respect to any Offering Period.

(d)  Limit on Value of Shares Purchased.  Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an ASPP Option under the Plan if such ASPP Option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time such ASPP Option is granted) for each calendar year in which such ASPP Option is outstanding at any time.

(e)  5% Owner Limit.  Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an ASPP Option under the Plan if, immediately after the grant, such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary.

6.	Method of Payment for Purchase of Shares.

Article II of this Plan shall be operated as a payroll deduction plan. All payroll deductions made by a Participant shall be credited to his or her account under Article II of the Plan. A Participant may not make any additional payments into such account other than through the payroll deduction feature of Article II the Plan.

(a)  Limitation on Payroll Deductions.  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Article II, Section 5, a Participant’s payroll deductions may be decreased by the Company to zero percent (0%) at any time during an Offering Period. Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription Agreement at the beginning of the next Offering Period or, in the case of the limitation of Article II, Section 5(d), the first Offering Period which is scheduled to end in the following calendar year, unless the Participant withdraws in accordance with Article II, Section 9, or is otherwise ineligible to participate in such Offering Period.

(b)  Tax Withholding.  At the time an ASPP Option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under Article II of the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the ASPP Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

(c)  Interest.  No interest shall accrue on the Contributions of a Participant in the Plan.

7.	Exercise of Option.

(a)  During his or her lifetime, a Participant’s ASPP Option to purchase Shares hereunder is exercisable only by him or her.

(b)  Unless a Participant withdraws from the Plan as provided in Article II, Section 9, his or her ASPP Option for the purchase of Shares will be exercised automatically on the Purchase Date of an Offering Period, and unless otherwise limited by Section 5 or Section 10 of Article II, the maximum number of full Shares subject to the ASPP Option will be purchased at the applicable Purchase Price with the accumulated Contributions in the Participant’s account.

(c)  No fractional Shares shall be purchased. Any payroll deductions accumulated in a Participant’s account that are not sufficient to purchase a full Share shall be retained in the Participant’s account for the subsequent Offering Period.

8.	Delivery.

The Shares purchased upon exercise of an ASPP Option hereunder shall be deemed to be transferred to the Participant as soon as administratively practicable on or following the Purchase Date. As promptly as administratively practicable after each Purchase Date of each Offering Period, the Company shall arrange to deliver to each Participant, as appropriate, a certificate representing the Shares purchased upon exercise of his or her ASPP Option. Notwithstanding the foregoing, the Administrator may require that all Shares purchased under Article II of the Plan be held in an account (the Participant’s “ASPP Stock Account”) established in the name of the Participant (or in the name of the Participant and his or her spouse, as designated by the Participant on his or her Subscription Agreement), subject to such rules as determined by the Administrator and uniformly applied to all Participants, including designation of a brokerage or other financial services firm (an “ASPP Broker”) to hold such Shares for the Participant’s ASPP Stock Account with registration of such Shares in the name of such ASPP Broker for the benefit of the Participant (or for the benefit of the Participant and his or her spouse, as designated by the Participant on his or her Subscription Agreement).

9.	Withdrawal from Plan.

(a)  Withdrawal not in connection with Interruption or Termination of Continuous Service Status.

(1)  A Participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by giving written notice to the Company. All of the Participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her ASPP Option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

(2)  A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period.

        (b)  Withdrawal in connection with Interruption or Termination of Continuous Service Status.  In the event a Participant terminates employment during the Offering Period in which he or she is participating, he or she will be deemed to have elected to withdraw from the
           Plan and any ASPP Option he or she holds to purchase Shares under the Plan is terminated. Upon termination of a Participant’s employment prior to the Purchase Date of an Offering Period for any reason, including death or retirement, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Article I, Section 8.

10.	Stock

If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which ASPP Options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Administrator may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising ASPP Options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising ASPP Options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Article I, Section 7. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date.

11.	Effective Date of Plan

The Plan is adopted by the Board of the Company on September 28, 2007, subject to approval by the shareholders of the Company. The Plan shall be effective (“Effective Date”) as of the date of such shareholder approval.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY WIRELESS RONIN TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS				With-	For All
JUNE 10, 2010, 3:30 P.M.			For	Hold	Except

The undersigned shareholder of Wireless Ronin Technologies, Inc., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated April 29, 2010, and hereby appoints James C. Granger and Darin P. McAreavey, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders of Wireless Ronin Technologies, Inc. to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on June 10, 2010, at 3:30 p.m. central time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Wireless Ronin Technologies, Inc. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. To elect seven directors for the ensuing year and until
    their successors shall be elected and duly qualified.

01 James C. Granger         05 William F. Schnell

02 Gregory T. Barnum        06 Brett A. Shockley

03 Stephen F. Birke          07 Geoffrey J. Obeney

04 Thomas J. Moudry

			☐	☐	☐
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

			For	Against	Abstain

Please be sure to date and sign this		2. To approve the amendment to our Amended and Restated 2006 Equity Incentive Plan.	☐	☐	☐
proxy card in the box below	Date	3. To approve the amendment to our 2007 Associate Stock Purchase Plan.	☐	☐	☐
		4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2010	☐	☐	☐
Shareholder sign above Co-holder (if any) sign above
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.  ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

+	+
▲Detach above card, mark, sign, date and mail in postage-paid envelope provided.▲ WIRELESS RONIN TECHNOLOGIES, INC. Baker Technology Plaza, 5929 Baker Road, Suite 475, Minnetonka, MN 55345
Please sign exactly as name appears on this proxy.  When shares are held by joint tenants, both should sign.  If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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